                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           BAKER HUGHES INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
         -----------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

         -----------------------------------------------------------------------

                            BAKER HUGHES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 23, 2003

To the Stockholders of Baker Hughes Incorporated:

         The Annual Meeting of the Stockholders of Baker Hughes Incorporated (the "Company" or "Baker Hughes") will be held at the offices of the Company, 3900 Essex Lane, Suite 210, Houston, Texas on Wednesday, April 23, 2003, at 9:00 a.m., Houston time, for the purpose of considering and voting on:

         1.       Election of four directors to serve for three-year terms.

         2. Approval of amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan.

         3.       Stockholder Proposal No. 1 regarding poison pills.

         4.       Stockholder Proposal No. 2 regarding classified boards.

         5. Stockholder Proposal No. 3 regarding prohibition of stock option grants to senior executives.

         6. Stockholder Proposal No. 4 on implementation of the MacBride Principles in Northern Ireland.

         7. Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

         The Board of Directors has fixed March 5, 2003 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the meeting and any reconvened meeting after an adjournment thereof, and only holders of Common Stock of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, that meeting or a reconvened meeting after an adjournment.

         You are invited to attend the meeting in person. Whether or not you plan to attend the meeting personally, please complete, sign and date the enclosed proxy, and return it as soon as possible in the enclosed postage prepaid envelope. You may revoke your proxy any time prior to its exercise, and you may attend the meeting and vote in person, even if you have previously returned your proxy. In some cases, you may be able to exercise your proxy by telephone or by the Internet. Please refer to the Proxy Statement for further information on telephone and Internet voting.

By order of the Board of Directors,


Sandra E. Alford
Corporate Secretary

Houston, Texas
March 17, 2003

         TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


Proxy Statement...........................................................................................        1
Voting Securities.........................................................................................        2
Proposal No. 1, Election of Directors.....................................................................        3
Information Concerning Directors Not Standing for Election................................................        4
Board of Directors and Committees of the Board............................................................        6
Security Ownership of Management..........................................................................        7
Certain Relationships and Related Transactions............................................................        8
Compliance with Section 16(a) of the Securities Exchange Act of 1934......................................        8
Executive Compensation, Summary Compensation Table........................................................        9
Stock Options Granted During 2002.........................................................................       11
Aggregated Option Exercises During 2002 and Option Values at December 31, 2002............................       12
Long-Term Incentive Plan Awards During 2002...............................................................       12
Pension Plan Table........................................................................................       13
Employment and Severance Agreements.......................................................................       14
Compensation Committee Report.............................................................................       17
Audit/Ethics Committee Report.............................................................................       21
Appointment of Independent Auditors.......................................................................       21
Fees Paid to Deloitte & Touche LLP........................................................................       21
Proposal to Approve Amendment of the Baker Hughes Incorporated
     Employee Stock Purchase Plan.........................................................................       22
Equity Compensation Plans Information.....................................................................       24
Stockholder Proposal No. 1 Regarding Poison Pills.........................................................       28
Statement of the Board of Directors and Management in Opposition to Proposal No. 1........................       29
Stockholder Proposal No. 2 Regarding Classified Boards....................................................       30
Statement of the Board of Directors and Management in Opposition to Proposal No. 2........................       31
Stockholder Proposal No. 3 Regarding Prohibition of Stock Option Grants to Senior Executives..............       32
Statement of the Board of Directors and Management in Opposition to Proposal No. 3........................       33
Stockholder Proposal No. 4 Regarding Implementation of the MacBride Principles in Northern Ireland........       34
Statement of the Board of Directors and Management in Opposition to Proposal No. 4........................       35
Annual Report.............................................................................................       36
Incorporation by Reference................................................................................       36
Stockholder Proposals.....................................................................................       36
Other Matters.............................................................................................       36

Annex A, Baker Hughes Incorporated Employee Stock Purchase Plan
     (as amended and restated March 5, 2003)..............................................................       37

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Baker Hughes Incorporated, a Delaware corporation (the "Company" or "Baker Hughes"), to be voted at the Annual Meeting of Stockholders scheduled to be held on Wednesday, April 23, 2003 and at any and all reconvened meetings after adjournments thereof.

         Solicitation of proxies by mail is expected to commence on or about March 17, 2003 (the approximate date this Proxy Statement and accompanying proxy were first sent to security holders). The Company will bear the cost of the solicitation. In addition to solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, facsimile and personal interview. The Company will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals, and the Company will reimburse them for postage and clerical expenses. The Company has retained Mellon Investor Services LLC, Baker Hughes' transfer agent and registrar, to assist in the solicitation of proxies from stockholders of the Company for an anticipated fee of $9,500, plus out-of-pocket expenses.

         Stockholders with shares registered in their names with Mellon Investor Services LLC may authorize a proxy by the Internet at the following internet address: http://www.eproxy.com/bhi, or telephonically by calling Mellon Investor Services LLC at 1-800-435-6710. Proxies submitted through Mellon Investor Services LLC by the Internet or telephone must be received by 11:00 p.m. Eastern time (10:00 p.m. Houston time) on April 22, 2003. The giving of a proxy will not affect your right to vote in person if you decide to attend the meeting.

         A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by the Internet or telephone. This option is separate from that offered by Mellon Investor Services LLC and will be reflected on the voting form from a bank or brokerage firm that accompanies this Proxy Statement. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. Votes directed by the Internet or telephone through such a program must be received by Mellon Investor Services LLC by 11:00 p.m. Eastern time (10:00 p.m. Houston time) on April 22, 2003. Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a proxy either on the Internet or the voting form that accompanies this Proxy Statement. Requesting a proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given by the Internet or by telephone with respect to your shares.

         The Internet and telephone proxy procedures are designed to authenticate stockholders' identities, to allow stockholders to give their proxy instructions and to confirm that those instructions have been properly recorded. Stockholders authorizing proxies or directing the voting of shares by the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, and those costs must be borne by the stockholder.

         SHARES FOR WHICH PROXIES HAVE BEEN EXECUTED WILL BE VOTED AS SPECIFIED IN THE PROXIES. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF NOMINEES LISTED HEREIN AS DIRECTORS, FOR THE APPROVAL OF AMENDMENT OF THE BAKER HUGHES INCORPORATED EMPLOYEE STOCK PURCHASE PLAN AND AGAINST EACH OF STOCKHOLDER PROPOSAL NOS. 1, 2, 3 AND 4.

         Proxies may be revoked at any time prior to the exercise thereof by filing with the Corporate Secretary, at the Company's executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Company are located at 3900 Essex Lane, Houston, Texas 77027-5177. For a period of at least ten days prior to the Annual Meeting of Stockholders, a complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours at the Company's executive offices by stockholders of record for proper purposes.

                                VOTING SECURITIES

         The securities of the Company entitled to be voted at the Annual Meeting consist of shares of its Common Stock, par value $1 per share (the "Common Stock"), of which 336,896,319 shares were issued and outstanding at the close of business on March 5, 2003. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting.

         Assuming a quorum is present at the Annual Meeting either in person or represented by proxy, with respect to the election of directors, the four nominees receiving the greatest number of votes cast by the holders of the Common Stock entitled to vote on the matter will be elected as directors, and the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan and Stockholder Proposal Nos. 1, 2, 3 and 4. There will be no cumulative voting in the election of directors. Under Delaware law, abstentions are treated as present and entitled to vote and thus, will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except for the election of directors, in which case an abstention will have no effect. Shares held by brokers or nominees for which instructions have not been received from the beneficial owners or persons entitled to vote and for which the broker or nominee does not have discretionary power to vote on a particular matter (called "broker non-votes"), will be considered present for quorum purposes but not considered entitled to vote on that matter. Accordingly, broker non-votes will not have any impact on the vote on a matter.

         Under the rules of the New York Stock Exchange in effect at the time this Proxy Statement was printed, if you hold your shares through a broker, your broker is permitted to vote your shares on the election of the directors and approval of amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan, even if the broker does not receive instructions from you. The New York Stock Exchange has proposed changes to its rules regarding brokers' discretionary voting authority, which may limit your broker's ability to vote on the proposal relating to the approval of amendment the Baker Hughes Incorporated Employee Stock Purchase Plan unless you provide your broker with voting instructions. If these proposed changes to the New York Stock Exchange rules become effective prior to the Annual Meeting, your broker may not be able to vote your shares on this proposal without receiving instructions from you.

         The following table sets forth information about the holders of the Common Stock known to the Company on March 5, 2003 to own beneficially 5% or more of the Common Stock, based on filings by the holders with the Securities and Exchange Commission (the "SEC"). For the purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities regardless of any economic interest therein.

                   NAME AND ADDRESS                   SHARES         PERCENT
                   ----------------                   ------         -------
1.     Capital Group International, Inc.            21,979,460        6.5%
       11100 Santa Monica Blvd.
       Los Angeles, CA   90025

2.     Capital Research and Management Company      24,246,700        7.2%
       333 South Hope Street
       Los Angeles, CA   90071

3.     FMR Corp.                                    32,954,954        9.8%
       82 Devonshire Street
       Boston, Massachusetts 02109

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Four Class III directors will be elected at the Annual Meeting of Stockholders to serve for three-year terms expiring at the Annual Meeting of Stockholders expected to be held in April 2006.

         The following table sets forth each nominee director's name, all positions with the Company held by the nominee, the nominee's principal occupation, age, year in which the nominee first became a director of the Company and class. Each nominee director has agreed to serve if elected.

                                                                                                      DIRECTOR
             NOMINEES                               PRINCIPAL OCCUPATION                        AGE     SINCE     CLASS
       -------------------        ---------------------------------------------------------     ---   --------    -----
       Claire W. Gargalli         Former Vice Chairman, Diversified Search and                   60      1998       III
                                  Diversified Health Search Companies (executive search
                                  consultants) from 1990 to 1998. Ms. Gargalli served as
                                  President and Chief Operating Officer of Equimark from
                                  1984 to 1990. During that period, she also served as
                                  Chairman and Chief Executive Officer of Equimark's two
                                  principal subsidiaries, Equibank and Liberty Bank. Ms.
                                  Gargalli is a director of Praxair, Inc. and UNOVA, Inc.
                                  She is also a trustee of Carnegie Mellon University and
                                  Middlebury College.

       James A. Lash              Chairman of Manchester Principal LLC and its                   58      2002       III
                                  predecessor company (high technology venture capital
                                  firm) since 1982. Mr. Lash also served as Chairman and
                                  Chief Executive Officer of Reading Tube Corporation
                                  from 1982 to 1996. Mr. Lash is a director of B.H.I.T.,
                                  Inc., Ivy Animal Health, Inc., Vesper Corporation,
                                  Unicast Communications and Webridge, Inc.  Mr. Lash is
                                  a director of City Center 55th Street Foundation, Inc.,
                                  a Member of the Corporation of Massachusetts Institute
                                  of Technology ("MIT") and President of the Alumni
                                  Association of MIT. He is also Chairman of the Budget
                                  Committee of the Board of Estimate and Taxation of
                                  Greenwich, Connecticut.

       James F. McCall            Executive Director of the American Society of Military         68      1996       III
                                  Comptrollers since 1991.  He was Lieutenant General and
                                  Comptroller of the U.S. Army from 1988 until 1991, when
                                  he retired.  General McCall was commissioned as 2nd
                                  Lieutenant of Infantry in 1958 and was selected into
                                  the Army's Comptroller/ Financial Management career
                                  field in 1970. General McCall is Chairman of the Board
                                  of Enterprise Bancorp Inc. and Vice Chairman of the
                                  Board of Directors of the American Refugee Committee.

       Michael E. Wiley           Chairman of the Board, President and Chief Executive           52      2000       III
                                  Officer of Baker Hughes since August 2000. Mr. Wiley
                                  was President and Chief Operating Officer of Atlantic
                                  Richfield Company (ARCO) (integrated energy company)
                                  from 1998 through May 2000. Prior to 1998, he served as
                                  Chairman, President and Chief Executive Officer of
                                  Vastar Resources, Inc., a publicly traded independent
                                  oil and gas company. Mr. Wiley is a director of
                                  Spinnaker Exploration and the American Petroleum
                                  Institute, a trustee of the University of Tulsa and the
                                  Houston Museum of Natural Science and a member of the
                                  National Petroleum Council. He also serves on the
                                  Advisory Board of Riverstone Holdings LLC.

INFORMATION CONCERNING DIRECTORS NOT STANDING FOR ELECTION

         The following table sets forth certain information for those directors whose present terms will continue after the Annual Meeting of Stockholders. The term of each Class I and Class II director expires at the 2004 and 2005 Annual Meeting of Stockholders, respectively.

         Pursuant to the Company's Bylaws, in case of a vacancy on the Board of Directors, a majority of the remaining directors will elect a successor, and the director so elected will hold office for the remainder of the full term of the director whose death, retirement, resignation, disqualification or other cause created the vacancy, and thereafter until the election of a successor director.

                                                                                                      DIRECTOR
            DIRECTORS                               PRINCIPAL OCCUPATION                         AGE    SINCE     CLASS
       -------------------        ---------------------------------------------------------     ---   --------    -----
       Clarence P. Cazalot, Jr.   President and Chief Executive Officer and Director             52     2002        II
                                  since 2002 of Marathon Oil Corporation, formerly known
                                  as USX Corporation (diversified petroleum), and he is
                                  also a member of the Board of Managers of Marathon
                                  Ashland Petroleum LLC. He served as Vice Chairman of
                                  USX Corporation and President of Marathon Oil Company
                                  from 2000 to 2001. Mr. Cazalot was with Texaco Inc.
                                  from 1972 to 2000, and while at Texaco served in the
                                  following executive positions: President of Worldwide
                                  Production Operations of Texaco Inc. from 1999 to 2000;
                                  President of International Production and Chairman of
                                  London-based Texaco Ltd. from 1998 to 1999; President
                                  of International Marketing and Manufacturing from 1997
                                  to 1998; President of Texaco Exploration and Production
                                  Inc. from 1994 to 1998; and President of Texaco's Latin
                                  America/West Africa Division from 1992 to 1994. In
                                  1992, he was named Vice President, Texaco Inc. He is a
                                  director and Executive Committee member of both the
                                  U.S. Saudi Arabian Business Council and the American
                                  Petroleum Institute. Mr. Cazalot is a member of the
                                  Board of Directors of the Greater Houston Partnership,
                                  the Sam Houston Area Council, Boy Scouts of America and
                                  the National Association of Manufacturers. He is on the
                                  Board of Trustees of Spindletop Charities, Inc. and the
                                  Board of Advisors for the Maguire Energy Institute.


       Edward P. Djerejian        Director of the James A. Baker III Institute for Public        63     2001        I
                                  Policy at Rice University since 1994. Ambassador
                                  Djerejian served as U.S. Ambassador to Israel from 1993
                                  to 1994. He served as Assistant Secretary of State for
                                  Near Eastern Affairs from 1991 to 1993. Ambassador
                                  Djerejian also served as U.S. Ambassador to the Syrian
                                  Arab Republic from 1988 to 1991, as Deputy Assistant
                                  Secretary of Near Eastern and South Asian Affairs from
                                  1986 to 1988 and as Special Assistant to the President
                                  and Deputy Press Secretary for Foreign Affairs from
                                  1985 to 1986. He is a director of Occidental Petroleum
                                  and Global Industries, Ltd.

                                                                                                      DIRECTOR
       DIRECTORS (CONT'D.)                          PRINCIPAL OCCUPATION                        AGE     SINCE     CLASS
       -------------------        ---------------------------------------------------------     ---   --------    -----
       Anthony G. Fernandes       Former Chairman, President and Chief Executive                 57     2001        II
                                  Officer of Phillip Services Corporation (diversified
                                  industrial services provider) from August 1999 to
                                  April 2002.  He was Executive Vice President of ARCO
                                  (Atlantic Richfield Company) from 1994 to 1999,
                                  President of ARCO Coal, a subsidiary of ARCO from
                                  1990 to 1994 and Corporate Controller of ARCO from
                                  1987 to 1990.  Mr. Fernandes is a member of the
                                  Claremont McKenna College Board of Trustees and also
                                  serves on the Board of Black & Veatch and Cytec
                                  Industries.


       Richard D. Kinder          Chairman and Chief Executive Officer of Kinder                 58     1994       II
                                  Morgan, Inc. and Kinder Morgan Energy Partners, L.P.
                                  (diversified energy) since 1997 and Chairman and
                                  Chief Executive Officer of Kinder Morgan Management
                                  LLC since 2001. He is a trustee of the Museum of Fine
                                  Arts, Houston, and is past Chairman of the Interstate
                                  Natural Gas Association of America.


       J. Larry Nichols           Chairman, President and Chief Executive Officer of             60     2001       II
                                  Devon Energy Corporation (an independent energy
                                  company). Mr. Nichols has served as Chairman of Devon
                                  Energy Corporation since 2000, as President since
                                  1976 and as Chief Executive Officer since 1980.  Mr.
                                  Nichols is also a director of BOK Financial
                                  Corporation and Smedvig asa, (an independent energy
                                  company). He also serves on the Board of Governors of
                                  the American Stock Exchange.  Mr. Nichols is a
                                  Director of the Domestic Petroleum Council, the
                                  National Association of Manufacturers, the
                                  Independent Petroleum Association of America, the
                                  Natural Gas Supply Association, the Independent
                                  Petroleum Association of New Mexico, the Oklahoma
                                  Independent Petroleum Association and the National
                                  Petroleum Council.


       H. John Riley, Jr.         Chairman of Cooper Industries, Ltd. (diversified               62     1997        I
                                  manufacturer) since 1996, Chief Executive Officer
                                  since 1995 and President since 1992. He was Executive
                                  Vice President, Operations of Cooper Industries, Inc.
                                  from 1982 to 1992 and Chief Operating Officer from
                                  1992 to 1995. Mr. Riley is a director of The Allstate
                                  Corporation. Mr. Riley also serves as a director of
                                  the Manufacturers Alliance/MAPI, Inc., Junior
                                  Achievement, Inc., Central Houston, Inc. and the
                                  National Association of Manufacturers and as a
                                  trustee of the Museum of Fine Arts, Houston.

                                                                                                      DIRECTOR
       DIRECTORS (CONT'D.)                          PRINCIPAL OCCUPATION                        AGE     SINCE     CLASS
       -------------------        ---------------------------------------------------------     ---   --------    -----
       Charles L. Watson          Chairman of Wincrest Ventures, L.P. (private                   53     1998        I
                                  investments) since January 1998. Former Chairman and
                                  Chief Executive Officer of Dynegy Inc. (diversified
                                  energy) from 1989 to 2002. Mr. Watson was elected
                                  Chairman and Chief Executive Officer of NGC
                                  Corporation, the predecessor of Dynegy, in 1989. He
                                  served as President of NGC Corporation from its
                                  establishment in 1985 until 1989. Mr. Watson serves
                                  on the National Petroleum Council and the Governor's
                                  Business Council. He is a member of the executive
                                  committee of Edison Electric Institute, as well as a
                                  founding member of the Natural Gas Council. Mr.
                                  Watson is also a board member of Theatre Under the
                                  Stars, Hobby Center for the Performing Arts and
                                  Baylor College of Medicine. He served as Chairman of
                                  the Alexis de Tocqueville Society 1998/99 and as
                                  Chairman of the 1999/2000 fund raising campaign
                                  for the United Way of the Texas Gulf Coast.


BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         During fiscal year 2002, the Board of Directors held seven meetings. In fiscal year 2002, each non-employee director was paid an annual retainer of $60,000, with the Committee chairmen receiving an additional annual fee of $10,000. Each non-employee director receives annual non-retainer equity in a total amount of $50,000, with $30,000 issued in the form of restricted shares of the Company's Common Stock and $20,000 issued in the form of stock options in the Company's Common Stock. Restricted stock grants in the amount of $15,000 and stock option grants in the amount of $10,000 will be made in January and July of each year starting in January 2003. The restricted stock will vest upon retirement from the Company's Board of Directors, and the stock options vest one-year from the date of grant. Although the Directors Retirement Plan remains in effect until all benefits accrued thereunder are paid in accordance with the current terms and conditions of that Plan, no additional benefits have been accrued under the Plan as of December 31, 2001.

         The Board of Directors has, in addition to other committees, an Audit/Ethics Committee, a Compensation Committee and a Governance Committee.

         The Audit/Ethics Committee, which is comprised of Messrs. McCall (Chairman), Cazalot, Fernandes, Lash and Nichols, held nine meetings during fiscal year 2002. The Company's Corporate Audit Department sends written reports quarterly to the Audit/Ethics Committee on its audit findings and the status of its internal audit projects. The Audit/Ethics Committee provides assistance to the Board of Directors in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's disclosure controls and internal controls, the quality and integrity of the financial statements of the Company, the performance of the Company's internal audit function and the review and pre-approval of the current year audit and non-audit fees. To promote independence of the audit, the Committee consults separately and jointly with the independent accountants, the internal auditors and management. The Audit/Ethics Committee also oversees the Company's compliance program.


         Under the provisions of the Sarbanes-Oxley Act of 2002 ("SOA"), the Company will be required to disclose whether it has at least one member who is an "audit committee financial expert" (as that term is defined by the SEC) serving on its audit committee. The Board has reviewed the experience of the members of the Audit/Ethics Committee and has found that all five members of the Committee meet the qualifications to be an "audit committee financial expert" under the recently adopted SEC rules issued pursuant to the SOA. In addition, the Board has designated Anthony G. Fernandes as the member of the Committee who will serve as the "audit committee financial expert" of the Company's Audit/Ethics Committee. All members of the Audit/Ethics Committee are "independent" for purposes of the SOA and SEC rules.

         The Compensation Committee, which is comprised of Messrs. Kinder (Chairman), Djerejian, Riley, and Watson and Ms. Gargalli, held five meetings during fiscal year 2002. The functions performed by the Compensation Committee include reviewing Baker Hughes' executive salary and bonus structure; reviewing Baker Hughes' stock option plans (and making grants thereunder), employee retirement income plans, the employee thrift plan and the employee stock purchase plan; recommending directors' fees; setting bonus goals; approving salary and bonus awards to key executives and recommending incentive compensation and stock award plans for approval by stockholders.

         The Governance Committee, which is comprised of Messrs. Riley (Chairman), Cazalot, Djerejian, McCall and Watson, held four meetings during fiscal year 2002. The functions performed by the Governance Committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board and considering the qualifications required for continuing Board service. The Committee also considers nominees that stockholders recommend. Stockholders desiring to make such recommendations should submit, between October 19, 2003 and November 18, 2003, the candidate's name, together with biographical information and his or her written consent to nomination to: Chairman, Governance Committee of the Board of Directors of Baker Hughes Incorporated, P.O. Box 4740, Houston, Texas 77210-4740.

         During the fiscal year ended December 31, 2002, each director attended at least 75% of the total number of meetings of the Company's Board of Directors and respective Committees on which he or she served.


                        SECURITY OWNERSHIP OF MANAGEMENT

         Set forth below is certain information with respect to beneficial ownership of the Common Stock as of March 5, 2003 by each director and director nominee, the persons named in the Summary Compensation Table below and the directors and executive officers as a group. The table includes transactions effected prior to the close of business on March 5, 2003.

                                                            SHARES BENEFICIALLY OWNED
                                                           ---------------------------

                                               SHARES       SHARES SUBJECT TO OPTIONS       TOTAL
                                               OWNED        WHICH ARE OR WILL BECOME      BENEFICIAL      % OF
                     NAME                   AS OF 3/5/03   EXERCISABLE PRIOR TO 5/5/03    OWNERSHIP     CLASS(1)
-------------------------------------      ------------    ---------------------------    ----------    --------
Clarence P. Cazalot, Jr .............         1,714                     --                     1,714      --
Edward P. Djerejian .................         1,714                  3,000                     4,714      --
Anthony G. Fernandes ................         3,714                  3,582                     7,296      --
Claire W. Gargalli ..................         9,370                 11,400                    20,770      --
Richard D. Kinder ...................         9,714                  6,000                    15,714      --
James A. Lash .......................         1,714                     --                     1,714      --
James F. McCall .....................         3,714                  6,000                     9,714      --
J. Larry Nichols ....................         1,714                  3,000                     4,714      --
H. John Riley, Jr ...................        11,714                  7,000                    18,714      --
Charles L. Watson ...................         1,714                 35,094                    36,808      --
Michael E. Wiley ....................       229,866(2)             795,529                 1,025,395      --
Andrew J. Szescila ..................        48,262(3)             270,978                   319,240      --
G. Stephen Finley ...................        55,094(4)             224,746                   279,740      --
Alan R. Crain, Jr ...................         7,369(5)              56,136                    63,505      --
James R. Clark ......................        50,408(6)              20,333                    70,741      --
All directors and executive
  officers as a group (23 persons)...       511,635             1,996,0458                 2,507,680

----------
   (1)   No percent of class is shown for holdings of less than 1%.

   (2) Includes 61,667 shares of the 233,000-share restricted stock award issued on August 15, 2000 upon Mr. Wiley's appointment as the Company's Chairman of the Board, President and Chief Executive Officer. The 233,000 shares of Common Stock were awarded in an 83,000-share grant and a 150,000-share grant. On January 24, 2001, Mr. Wiley forfeited 48,000 shares of the 83,000-share grant pursuant to the formula contained in the grant, and on August 15, 2001 and August 15, 2002, he used 17,667 and 17,467 shares, respectively, to pay a portion of the federal income tax withholding due upon the vesting of one-third of his restricted stock. Also includes a one-time, stock-matching award of 40,000 shares of restricted stock to which Mr. Wiley was entitled under the provisions of his employment agreement, as amended. See "Employment and Severance Agreements" for a description of Mr. Wiley's employment agreement.

   (3) Includes 25,000 shares issued as a restricted stock award on January 24, 2001.

   (4) Includes 20,000 shares issued as a restricted stock award on October 23, 2002.

   (5) Includes 7,500 shares issued as a restricted stock award on October 25, 2000. On October 25, 2002, Mr. Crain used 711 shares to pay a portion of the federal income tax withholding due upon the vesting of one-third of his restricted stock.

   (6) Includes a one-time, stock-matching award of 25,000 shares of restricted stock made on September 2, 2002. The restricted stock has been reserved and will be issued to Mr. Clark upon his retirement from the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Under the Corporate Executive Loan Program, Andrew J. Szescila received a loan from the Company on March 29, 1999, in the principal amount of $125,000. The principal of this loan is due and payable on March 29, 2004. The loan bears interest at the rate of 6.2% per annum, with interest due the last day of March, June, September and December, commencing on June 30, 1999 and payable up to and including the date of maturity of the loan. At the present, Mr. Szescila's outstanding principal is $125,000. Under the provisions of the loan, the Company is authorized to deduct due but unpaid amounts on these loans from Mr. Szescila's earnings, amounts due to him under any severance plan or policy or under the Company's Supplemental Retirement Plan or any other of his compensation. In accordance with the provisions of the Sarbanes-Oxley Act of 2002, the Company has discontinued the Corporate Executive Loan Program, with Mr. Szescila's loan grandfathered in since it was made prior to the enactment of the statute.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than 10% of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC, the New York Stock Exchange and the Pacific Exchange. SEC regulations require executive officers, directors and greater than 10% beneficial owners to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of those forms furnished to the Company and written representations from the executive officers and directors, the Company believes, that during its fiscal year ended December 31, 2002, the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements, with the exception of two inadvertent late filings on Form 4, each relating to one transaction, one for Anthony G. Fernandes and the other for Charles L. Watson, both directors, filed on January 6, 2003 (due date of January 3, 2003).

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation earned by the Chief Executive Officer and the four most highly compensated executive officers of the Company for services rendered to the Company and its subsidiaries for the fiscal years ended December 31, 2002, 2001 and 2000. Bonuses are paid under the Company's applicable incentive compensation guidelines and are generally paid in the year following the year in which the bonus is earned.

                                                                                               LONG TERM COMPENSATION
                                                          ANNUAL COMPENSATION                          AWARDS
                                             -------------------------------------------     --------------------------
                                                                                                           SECURITIES
                                                                             OTHER           RESTRICTED    UNDERLYING
                                                                             ANNUAL            STOCK        OPTIONS
  NAME AND PRINCIPAL POSITION      YEAR       SALARY        BONUS        COMPENSATION(1)      AWARDS(2)   (# SHARES)(3)
  ---------------------------      ----      --------    ----------      ---------------     ----------   -------------
Michael E. Wiley, Chairman of      2002      $969,423    $  490,000        $ 283,239              --         210,000
    the Board, President and       2001       925,000     1,193,990          156,720              --         640,791
    Chief Executive Officer(4)     2000       337,981       725,000           27,497         233,000(5)      500,000

Andrew J. Szescila, Senior Vice    2002       594,423       226,875          164,918              --         100,000
    President and Chief            2001       542,462       659,230          106,623          25,000(6)           --
    Operating Officer              2000       471,507       686,400           33,876              --              --

G. Stephen Finley, Senior Vice     2002       464,677       160,000          120,692          20,000(7)       62,000
    President - Finance and        2001       426,312       435,822           78,758              --              --
    Administration and             2000       410,481       435,072           41,827              --              --
    Chief Financial Officer

Alan R. Crain, Jr., Vice           2002       375,508       114,345          128,128              --          39,000
    President
    and General Counsel(8)         2001       364,071       370,224          229,135(8)           --          39,452
                                   2000        59,538        73,108           38,300(8)        7,500(9)       35,000

James R. Clark, Vice President     2002       297,027       155,414           74,208          25,000(11)      22,000
    and President - Baker          2001       236,462       168,985           26,387              --          25,000
    Petrolite Corporation(10)      2000            --            --               --              --              --

(1) Other Annual Compensation includes Company contributions to the Baker Hughes Thrift Plan, the Baker Hughes Supplemental Retirement Plan, the Baker Hughes Pension Plan, life insurance premiums, perquisites and other compensation for the named executive officers. Amounts for fiscal year 2002 for the persons named above are as follows:

                                         THRIFT         SRP        PENSION        LIFE     PERQUISITES     TOTAL
                                        --------     --------      -------       ------    -----------   --------
                 Michael E. Wiley       $ 10,933     $240,705      $ 8,000       $3,175     $ 20,426     $283,239
                 Andrew J. Szescila       10,933      133,837        8,000        1,960       10,188      164,918
                 G. Stephen Finley         9,760       90,300        8,000        3,831        8,801      120,692
                 Alan R. Crain, Jr        10,933       70,545        8,000        3,062       35,588      128,128
                 James R. Clark           10,933       36,988        8,000        2,422       15,864       74,208

(2)      See table in "- Long-Term Incentive Plan Awards During 2002" below.

(3) See Footnote (1) to table in "- Stock Options Granted During 2002" below.

(4) Mr. Wiley was appointed Chairman of the Board, President and Chief Executive Officer effective August 14, 2000.

(5) Mr. Wiley was awarded as restricted stock 83,000 shares and 150,000 shares of Common Stock, valued at $8,781,188, on August 15, 2000, pursuant to the Long Term Incentive Plan (the "LTIP"). See Footnote (2) to the table under the caption "Security Ownership of Management" above. Mr. Wiley received the Company's ordinary dividend payment on the restricted stock awards on a quarterly basis in 2002. Mr. Wiley forfeited 48,000 shares of the 83,000-share award on January 24, 2001 pursuant to the formula contained in the grant. Of the remaining 35,000 shares, 11,667 shares vested on August 15, 2001, with a value of $393,878, based upon the closing stock price of $33.76 per share of Common Stock on the New York Stock Exchange on August 14, 2001. An additional 11,667 shares vested on August 15, 2002, with a value of $323,176, based upon the closing stock price of $27.70 per share of Common Stock on the New York Stock Exchange on August 14, 2002, and the remaining 11,666 shares will vest on August 15, 2003. On August 15, 2001, 50,000 shares of the 150,000-share award vested, with a value of $1,688,000, based upon the closing stock price of $33.76 per share of Common Stock on the New York Stock Exchange on August 14, 2001. Of the remaining 100,000 shares, 50,000 shares vested on August 15, 2002, with a value of $1,385,000, based upon the closing stock price of $27.70 per share of Common Stock on the New York Stock Exchange on August 14, 2002, and the remaining 50,000 shares will vest on August 15, 2003, if certain targets with respect to growth in operating profit after tax, or "Baker Value Added," are met as of June 30th in 2003 and 2004. At December 31, 2002, Mr. Wiley held 105,866 shares of restricted stock, valued at $3,407,827, based upon the closing stock price of $32.19 per share of Common Stock on the New York Stock Exchange on December 31, 2002. See "Compensation Committee Report" below for additional information on Mr. Wiley's compensation.

(6) Mr. Szescila was awarded 25,000 shares of restricted Common Stock valued at $1,026,563 on January 24, 2001, pursuant to the LTIP. See Footnote (3) to the table under the caption "Security Ownership of Management" above. Mr. Szescila received the Company's ordinary dividend payment on the award on a quarterly basis in 2002. The 25,000-share award vests upon the three-year anniversary of the award, January 24, 2004. At December 31, 2002, Mr. Szescila held 25,000 shares of restricted stock, valued at $804,750, based upon the closing stock price of $32.19 per share of Common Stock on the New York Stock Exchange on December 31, 2002.

(7) On October 23, 2002, Mr. Finley was awarded 20,000 shares of restricted Common Stock valued at $554,600 on October 22, 2002, pursuant to the LTIP. See Footnote (4) to the table under the caption "Security Ownership of Management" above. After October 23, 2002, Mr. Finley received the Company's ordinary dividend payment on the award on a quarterly basis. The 20,000-share award vests on June 30, 2006. At December 31, 2002, Mr. Finley held 20,000 shares of restricted stock, valued at $643,800, based upon the closing stock price of $32.19 per share of Common Stock on the New York Stock Exchange on December 31, 2002.

(8) Mr. Crain was appointed Vice President and General Counsel effective October 25, 2000. Mr. Crain was paid a $36,000 bonus at the commencement of employment (reflected in "Other Annual Compensation" for 2000). Also, in 2001, Mr. Crain received other compensation in the amount of $182,885 related to his relocation to Houston (reflected in "Other Annual Compensation" for 2001).

(9) Mr. Crain was awarded 7,500 shares of restricted Common Stock, valued at $269,063, on October 25, 2000, pursuant to the LTIP. See Footnote
         (5) to the table under the Caption "Security Ownership of Management" above. Mr. Crain received the Company's ordinary dividend payment on the award on a quarterly basis in 2002. On October 25, 2001, 2,500 shares of the 7,500-share award vested, with a value of $82,675 based upon the closing stock price of $33.07 per share of Common Stock on the New York Stock Exchange on October 24, 2001. On October 25, 2002, 2,500 shares of the remaining 5,000 shares vested, at a value of $73,325, based upon the closing stock price of $29.33 per share of Common Stock on the New York Stock Exchange on October 24, 2002. The remaining 2,500 shares will vest on October 25, 2003. At December 31, 2002, Mr. Crain held 2,500 shares of restricted stock, valued at $80,475, based upon the closing stock price of $32.19 per share of Common Stock on the New York Stock Exchange on December 31, 2002.

(10) Mr. Clark was appointed Vice President and President - Baker Petrolite Corporation effective March 1, 2001.

(11) Mr. Clark received a one-time, stock-matching award of 25,000 shares of restricted stock on September 2, 2002. After that date, Mr. Clark received a cash payment equivalent to the Company's ordinary dividend payment on the award on a quarterly basis. See Footnote (6) to the table under the caption "Security Ownership of Management" above.

                        STOCK OPTIONS GRANTED DURING 2002

         The following table sets forth certain information regarding stock options granted during fiscal year 2002 to the persons named in the Summary Compensation Table above. The theoretical values on the date of the grant of stock options granted in 2002 shown below are presented pursuant to SEC rules and are calculated using the Black-Scholes Model for pricing options. The theoretical values of options trading in the stock markets do not necessarily bear a relationship to the compensation cost to the Company or potential gain realized by an executive. The actual amount, if any, realized upon exercise of stock options will depend upon the market price of the Common Stock relative to the exercise price per share of the stock option at the time the stock option is exercised. There is no assurance that the theoretical values of stock options reflected in this table actually will be realized.



                                                 % OF TOTAL
                                                   OPTIONS                                   GRANT DATE
                 NAME AND           OPTIONS        GRANTED       EXERCISE     EXPIRATION     THEORETICAL
           DATE OF OPTION GRANT     GRANTED     TO EMPLOYEES       PRICE        DATE           VALUE(1)
           --------------------     -------     ------------     --------     ----------     -----------
           Michael E. Wiley
               01/30/2002           105,000         10.4%         $32.50      01/30/2012     $1,201,645
               07/24/2002           105,000         10.4%          24.94      07/24/2012        899,915
           Andrew J. Szescila
               01/30/2002            50,000          5.0%          32.50      01/30/2012        569,500
               07/24/2002            50,000          5.0%          24.94      07/24/2012        426,500
           G. Stephen Finley
               01/30/2002            31,000          3.1%          32.50      01/30/2012        353,090
               07/24/2002            31,000          3.1%          24.94      07/24/2012        264,430
           Alan R. Crain, Jr.
               01/30/2002            19,500          1.9%          32.50      01/30/2012        222,105
               07/24/2002            19,500          1.9%          24.94      07/24/2012        166,335
           James R. Clark
               01/30/2002            11,000          1.1%          32.50      01/30/2012        125,290
               07/24/02              11,000          1.1%          24.94      07/24/2012         93,830

----------

(1) The theoretical values on the grant date are calculated under the Black-Scholes Model. The Black-Scholes Model is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors to estimate the option's theoretical value, including the stock's historical volatility, the dividend rate, the expected life of the option and risk-free interest rates. The grant date theoretical value assumes a volatility of 45%, a dividend yield of 1.43%, a risk-free rate of return of 3.52% and an expected option life of 3.8 years.

                     AGGREGATED OPTION EXERCISES DURING 2002
                     AND OPTION VALUES AT DECEMBER 31, 2002

         The following table sets forth certain information regarding options that the persons named in the Summary Compensation Table above exercised during 2002 and the options that those persons held at December 31, 2002. The values of unexercised in-the-money stock options at December 31, 2002, shown below, are presented pursuant to SEC rules. The actual amount, if any, realized upon exercise of stock options will depend upon the market price of the Common Stock relative to the exercise price per share of the stock option at the time the stock option is exercised.

                                                                     UNEXERCISED OPTIONS AT DECEMBER 31, 2002
                                                         -------------------------------------------------------------
                                OPTION EXERCISES               NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                        ------------------------------   UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS($)(1)
                        SHARES ACQUIRED     VALUE        -------------------------------    --------------------------
        NAME            ON EXERCISE (#)   REALIZED ($)   EXERCISABLE       UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
   -------------        ---------------   ------------   -----------       -------------    -----------  -------------
Michael E. Wiley              --          $    --          546,932            803,859       $        --    $  761,250
Andrew J. Szescila            --               --          254,312            168,157         2,127,551       362,500
G. Stephen Finley             --               --          214,413            115,557         1,798,929       224,750
Alan R. Crain, Jr.            --               --           36,845             79,967                --       141,375
James R. Clark                --               --            8,334             38,666                --        79,750

----------

(1) Based on the closing price of the Common Stock of $32.19 on December 31, 2002, the last trading day of 2002.


                            LONG-TERM INCENTIVE PLAN
                               AWARDS DURING 2002

                                           PERFORMANCE OR     ESTIMATED FUTURE PAYOUTS UNDER
                                           OTHER PERIOD      NON-STOCK PRICE-BASED PLANS(1)
                         NUMBER OF             UNTIL         ---------------------------------
                       SHARES, UNITS OR     MATURATION                             MAXIMUM
       NAME            OTHER RIGHTS (#)      OR PAYOUT       TARGET ($ OR #)(2)    ($ OR #)(3)
-------------------    ----------------   --------------     ------------------    -----------
Michael E. Wiley            n/a              12/31/03            $285,000           $570,000
Andrew J. Szescila          n/a              12/31/03             140,000            280,000
G. Stephen Finley           n/a              12/31/03              87,500            175,000
Alan R. Crain, Jr.          n/a              12/31/03              55,000            110,000
James R. Clark              n/a              12/31/03              67,500            135,000

----------

(1) For the two-year period ending December 31, 2003, if the Company achieves a first or second ranking in total shareholder return, as compared to the rankings of the designated competitors, the Company will issue shares of restricted stock equal to the dollar value specified for each executive officer named in the Summary Compensation Table for the ranking achieved. The restricted stock will vest one-year from the date of issuance. The calculation of the number of shares of restricted stock to be issued will be based on the price per share of the last sale of the Company's common stock on the last trading day of 2003 as listed in the New York Stock Exchange composite transactions. If the Company does not achieve first or second ranking in its total shareholder return for the two-year period ending December 31, 2003, as compared to the designated competitors, the performance awards will lapse and be forfeited. See the "Compensation Committee Report" for additional information.

(2) The "Target" is the equivalent of the attainment of the second rank in total shareholder return for the two-year period ending December 31, 2003.

(3) The "Maximum" is the equivalent of the attainment of first rank in total shareholder return for the two-year period ending December 31, 2003.

                               PENSION PLAN TABLE

         Baker Hughes adopted the Baker Hughes Incorporated Pension Plan, effective January 1, 2002, to provide benefits to its U.S. employees. (Employees outside the U.S. are covered under different retirement plans.) Employees who are officers of the Company participate on the same basis as other eligible employees. The Pension Plan is a tax-qualified, defined benefit plan funded entirely by the Company. Under the provisions of the Pension Plan, a cash balance account is established for each participant. Company contributions are made quarterly to the accounts, and the contribution percentage is determined by the employee's age on the last day of the quarter and is applied to quarterly eligible compensation. In addition to the Company contributions, the cash balance accounts are credited with interest credits based on the balance in the account on the last day of the quarter, using the applicable interest rate provided under section 417(e)(3)(A)(ii)(II) of the Internal Revenue Code of 1986, as amended. The following are the quarterly contribution rates under the Pension Plan:

                     AGE AT END OF              PERCENTAGE
                       QUARTER                 CONTRIBUTION
                     -------------             ------------
                     Under age 35                  2.0%
                          35 - 39                  2.5%
                          40 - 44                  3.0%
                          45 - 49                  3.5%
                    50 and older                   4.0%


         An employee is fully vested in his or her Pension Plan account after five years of service. However, regardless of the number of years of service, an employee is fully vested if the employee retires from Baker Hughes at age 65 or later, or upon the death of the employee. In addition, employees of Baker Hughes who were 55 years or older on January 1, 2002, had their prior years of service with Baker Hughes counted in the number of years of service. Pension Plan benefits in excess of $5,000 may be paid in the form of a single lump sum, a single life annuity, or if an employee is married, a joint and 50% survivor annuity.

         Estimated annual benefits payable upon retirement at normal retirement age (i.e., age 65) under the Baker Hughes Pension Plan to each executive named in this Proxy Statement are reflected in the following table. The retirement benefits in the table are calculated based on the assumptions that each executive officer named in the Summary Compensation Table will remain an employee until age 65 at the base salary shown in the Summary Compensation Table, with no pay increases, cash balances are credited at the rate of 4% per quarter, interest is credited quarterly using the applicable rate at December 31, 2002 and the terms of the Pension Plan remain unchanged.

         In addition to the Pension Plan, the Company has a Supplemental Retirement Plan to provide covered executives with the total amount of retirement benefit that they would have otherwise received under the Pension Plan but for legislated compensation ceilings in compliance with certain sections of the Internal Revenue Code, which limit retirement benefits payable under qualified plans. In accordance with these legislated ceilings, eligible compensation under the Plan was limited to $200,000 in 2002. The ceiling may be adjusted in the future by regulations issued under the Internal Revenue Code.


                               APPROXIMATE YEARS OF          ESTIMATED ANNUAL
                                CREDITED SERVICE AT        BENEFITS PAYABLE AT
       NAMED OFFICER          ANTICIPATED RETIREMENT      ANTICIPATED RETIREMENT
       -------------          ----------------------      ----------------------
Michael E. Wiley                         13                       $157,798
Andrew J. Szescila                       10                        122,068
G. Stephen Finley                        13                        192,531
Alan R. Crain, Jr.                       14                        199,076
James R. Clark                           13                        174,135

                            EMPLOYMENT AND SEVERANCE
                                   AGREEMENTS

         The Company has an employment agreement with Michael E. Wiley, dated as of July 17, 2000, which provides for the employment of Mr. Wiley for an initial three-year period ending August 14, 2003, subject to termination as provided in the agreement. The agreement provides that, after one year of the effective date of the agreement, the term of the agreement is to be automatically extended for one additional year unless the Company or the executive gives notice, within the period specified in the agreement, to not extend the term. Pursuant to Mr. Wiley's amended employment agreement, he received a one-time, stock matching grant of 40,000 shares of restricted stock based on the number of shares of stock Mr. Wiley owned as of June 30, 2002. Mr. Wiley's employment agreement was also amended in December 2001 to change the termination date from August 14, 2003 to December 31, 2003 and to revise other related dates accordingly. During the term of the employment agreement, Mr. Wiley is entitled to receive the following, all as established from time to time by the Board of Directors or the Compensation Committee:

         o        a base salary;

         o the opportunity to earn annual cash bonuses in amounts that may vary from year to year and that are based upon achievement of performance goals;

         o long-term incentives in the form of equity-based compensation no less favorable than awards made to other senior executives of the Company and that are commensurate with awards granted to CEOs of other public companies of a similar size to the Company and

         o benefits and perquisites that other officers and employees of the Company are entitled to receive.

Mr. Wiley's base salary is to be reviewed at least annually during the term of the employment agreement and could be increased (but not decreased) based upon his performance during the year. Upon the termination of Mr. Wiley's employment due to his Disability (as defined in the employment agreement) for a period of 90 days in the aggregate during any period of 12 consecutive months, or reasonable expectation of Disability for more than that period, he is to be paid one-half of his then base salary in monthly installments for the remainder of the employment agreement and a lump sum in cash equal to his expected value incentive bonus for the year of termination. In the event of his death during the term of the employment agreement, the Company is to pay one-half of his then annual base salary to his beneficiary in monthly installments for the remaining term of the employment agreement and a lump sum in cash equal to his expected value incentive bonus for the year of Mr. Wiley's death. Upon termination of the employment agreement by Mr. Wiley for Good Reason (as defined in the employment agreement) or by the Company without Cause (as defined in the employment agreement), he is entitled to receive for the remainder of the term of the employment agreement:

                  (i) his then annual base salary and once a year for the remainder of the term of the employment agreement, an amount equal to his expected value incentive bonus for the year of termination (with both the annual base salary and incentive bonus subject to adjustment by the GNP price deflator),

                  (ii) the continuation of benefits except as may be provided by a successor employer and

                  (iii) accelerated vesting of all equity-based awards held as of the date of termination.

If the employment agreement is terminated by Mr. Wiley for any reason other than a Good Reason or by the Company for Cause, he is to receive only his base salary and benefits through the date of termination, but no annual bonus.

         During the term of the employment agreement and for a period of two years following termination of the employment agreement, Mr. Wiley is prohibited from (i) engaging in Competition (as defined in the employment agreement) with the Company and (ii) soliciting customers, employees and consultants of the Company. To the extent any provision is covered by both the employment agreement and the severance agreement described below, the severance agreement provision so covered will supersede the employment agreement provision.

         In addition to the employment agreement described above, the Company also has severance agreements (the "Severance Agreements") with Michael E. Wiley, Andrew J. Szescila, G. Stephen Finley, Alan R. Crain, Jr. and James

R. Clark (the "Named Officers"), as well as four other officers of the Company. The Severance Agreements provide for payment of certain benefits to the Named Officers as a result of termination of employment following, or in connection with, a Change in Control (described below) of the Company. The initial term of the Severance Agreements expired on December 31, 1999, except for the agreements of Messrs. Wiley and Crain, which initially expired on December 31, 2001 and the agreement of Mr. Clark, which initially expired on December 31, 2002. Beginning on January 1, 1998 for Messrs. Szescila and Finley, January 1, 2001 for Messrs. Wiley and Crain and January 1, 2003 for Mr. Clark and on each successive January 1 thereafter (the "Extension Date"), the term of the Severance Agreements is automatically renewed for an additional year, unless notice of nonextension has been given by the September 30th prior to the Extension Date. The term is automatically extended for 24 months following a Change in Control (as defined below).

         Pursuant to the Severance Agreements, the Company pays severance benefits to a Named Officer if the Named Officer's employment is terminated following a Change in Control and during the term unless:

         (i) the Named Officer resigns without Good Reason (as defined in the Severance Agreements);

         (ii) the Company terminates the Named Officer for Cause (as defined in the Severance Agreements) or

         (iii) the Named Officer is terminated by reason of death or disability.

         If the Named Officer meets the criteria for payment of severance benefits due to termination of employment following a Change in Control during the term as described above, he will receive the following benefits:

                  (a) a lump sum payment equal to three times the sum of the Named Officer's annual base salary in effect on the date of termination of employment or, if higher, his annual base salary in effect immediately prior to the event or circumstance constituting Good Reason for his resignation;

                  (b) a lump sum payment equal to three times the sum of the average annual bonus earned by the Named Officer during the three fiscal years ending immediately prior to the fiscal year in which termination of employment occurs or, if higher, immediately prior to the fiscal year in which occurs the event or circumstance constituting Good Reason; provided, that if the Named Officer has not participated in an annual bonus plan of the Company for the entirety of the three-year period, then the average bonus will be calculated using such lesser number of bonuses as have been earned;

                  (c) continuation of life, disability, accident and health insurance benefits and all perquisites for an additional three years;

                  (d) a lump sum payment equal to the sum of:

                           (1) any unpaid incentive compensation that has been
                  allocated or awarded to the Named Officer for a completed fiscal year or other measuring period preceding the date of termination under the Company's Annual Incentive Compensation Plan and that, as of the date of termination, is contingent only upon the continued employment of the Named Officer to a subsequent date, and

                           (2) a pro rata portion to the date of termination of
                  the aggregate value of all contingent incentive compensation awards to the Named Officer for all then uncompleted periods under the Company's Annual Incentive Compensation Plan, assuming the achievement of the expected value target level of the performance goals established for the awards, provided, that if the termination of employment occurs during the same year in which the Change in Control occurs, the pro rata bonus payment shall be offset by any payments received under the Company's Annual Incentive Compensation Plan in connection with the Change in Control;

                  (e) a lump sum payment equal to the present value of the benefits the Named Officer would have received had he continued to participate in the Company's thrift and supplemental retirement plans for an additional three years, assuming for this purpose that:

                           (1) the Named Officer's compensation during that
                  three-year period remained at the levels used for calculating the severance payment described in paragraphs (a) and (b) above, and

                           (2) the Named Officer's contributions to those plans
                  remained at the levels in effect as of the date of the Change in Control or the date of termination, whichever is greater;

                  (f) eligibility for the Company's retiree medical program if the Named Officer would have become entitled to participate in that program had he or she remained employed for an additional three years;

                  (g) outplacement services for a period of three years or, if earlier, until the Named Officer's acceptance of an offer of employment and

                  (h) an additional amount (a "gross-up" payment) in respect of excise taxes that may be imposed under the "golden parachute" rules on payments and benefits received in connection with the Change in Control. The gross-up payment would make the Named Officer whole for excise taxes (and for all taxes on the gross-up payment) in respect of payments and benefits received pursuant to all the Company's plans, agreements and arrangements (including for example, acceleration of equity awards).

         In addition to the above, the Severance Agreements provide for full vesting of all stock options and other equity incentive awards upon the occurrence of a Change in Control.

         Pursuant to the Severance Agreements, a "Change in Control" is deemed to occur if:

                  (i) any person becomes the owner of 20% or more of the Company's voting securities (excluding securities acquired directly from the Company or its affiliates) other than a person described in
         (iii)(A) below;

                  (ii) a change in the majority of the membership of the Board occurs without approval of two-thirds of the directors who either were directors at the beginning of the period, or whose election was previously so approved;

                  (iii) there is consummated a merger or consolidation of the Company or a subsidiary thereof with any other corporation other than
         (A) a merger or consolidation with a person in which the Company's stockholders continue to hold at least 65% of the voting securities of the surviving entity or (B) a merger or consolidation effected to implement a recapitalization of the Company and in which no person becomes the owner of 20% of the Company's voting securities (excluding securities acquired directly from the Company or its affiliates, except securities acquired in connection with the acquisition of a business by the Company or its affiliates) or

                  (iv) the Company's stockholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition of all or substantially all of the Company's assets other than a sale or disposition to an entity in which the Company's stockholders continue to hold at least 65% of the voting securities.

         The Severance Agreements supersede any other agreements and representations made by the Named Officer or the Company containing the terms and conditions of the Named Officer's employment with the Company only if the Named Officer's employment with the Company is terminated in connection with a Change in Control by the Company other than for Cause (as defined in the Severance Agreements) or by the Named Officer for Good Reason (as defined in the Severance Agreements).

         In addition, the Company has an Executive Severance Plan that provides salary continuation for between 9 and 18 months for the executive officers and other benefits, based upon salary grade, if the executive's employment is terminated for certain specific reasons, other than a Change in Control of the Company covered by the Severance Agreements described above.

                          COMPENSATION COMMITTEE REPORT

TO OUR STOCKHOLDERS

         This report is provided in accordance with Securities and Exchange Commission ("SEC") rules, to inform the Company's stockholders of the Compensation Committee's compensation policies for executive officers and the rationale for compensation paid to the Chief Executive Officer of the Company.

         The Compensation Committee consists of five independent, non-employee directors who have no "interlocking" relationships (as defined by the SEC). The Compensation Committee's overall goal is to develop executive compensation policies that support the Company's strategic business objectives and consider current competitive market practices. The Compensation Committee reviews and approves the design of, assesses the effectiveness of, and administers executive compensation programs and other matters. The Compensation Committee also reviews and approves all compensation and incentive programs for senior executives and evaluates CEO performance.

COMPENSATION PHILOSOPHY

         The Company's primary business objective is to maximize stockholder value over the long term. The Company has developed a comprehensive business strategy that emphasizes financial and organizational performance and continuing market leadership and best in class products and services.

         The following compensation policies are intended to facilitate the achievement of the Company's business strategies:

              o Drive and reward strong business performance which supports the Company's core values and creates superior value for stockholders and executives.

              o Provide senior executives a significant percentage of total pay that is at-risk compensation to ensure management is focused on the long-term interests of stockholders while balancing short- and long-term business goals.

              o Encourage executives to maintain significant stock holdings to align interests with those of stockholders.

              o Design competitive total compensation and rewards which enhance the Company's ability to attract and retain knowledgeable and experienced executives.

              o Target compensation and incentive levels that reflect competitive market practices.

         An independent compensation consultant provides competitive market data which includes current compensation and benefit trends. The consultant reviews and provides survey data to the Committee to compare the Company's executive compensation with compensation levels at companies in peer and general industry groups. The Compensation Committee reviews and approves the selection of companies used for compensation comparison purposes.

         The companies in the S&P 500 Oil and Gas Equipment and Services Index in the Performance Graph included in this Proxy Statement are included in the group of companies used for compensation comparisons. The Committee believes the Company's market for both compensation comparison and executive talent purposes consists of companies with national and international business operations and similar sales volumes, employment levels and operations in comparable lines of business.

         The key components of the executive compensation program are base salary, annual incentives, long-term compensation and benefits. The Compensation Committee regularly reviews all elements of an executive's total compensation package. Total compensation opportunity is targeted between the 50th and 75th percentile based on performance. Executives can be rewarded at the upper end of the range based on individual or company performance, as well as the executive's experience and expertise.

         Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to the Company's Chief Executive Officer and its four other highest paid executive officers, unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. The Company has qualified certain compensation paid to executive officers for deductibility under Section 162(m), including compensation expense related to options granted pursuant to the Company's 1993 Stock Option Plan, and options and other long-term performance-based stock or cash awards granted pursuant to the Long-Term Incentive Plan and the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan and shares awarded pursuant to the 1993 Employee Stock Bonus Plan. The Company may from time to time pay compensation to its executive officers that may not be deductible.

BASE SALARIES

         Executive base salaries are targeted at median levels of the peer and general industry group. Base salaries are determined by evaluating an executive's level of responsibility and experience, company-wide performance and internal and external equity.

         After evaluating the competitive market data, increases to base salaries, if any, are driven primarily by individual performance. Individual performance considers the executive's efforts in achieving business results; promoting the Company's core values and keys to success; continuing educational and management training; improving product quality; developing relationships with customers, suppliers and employees; and demonstrating leadership abilities among co-workers.

         In December 2001, the Compensation Committee set the base salary for fiscal year 2002 for Mr. Michael E. Wiley, Chairman of the Board, President and Chief Executive Officer at $980,000 per year. This salary was established comparing the compensation of chief executive officers in a group of comparator companies.


ANNUAL INCENTIVES

         The annual incentive compensation plan provides executives with the opportunity to earn cash bonuses based on the achievement of specific Company-wide, business unit and individual performance goals.

         Each year, the Compensation Committee establishes specific goals relating to each executive's bonus opportunity. Executives are assigned threshold, target and overachievement bonus levels based on a percentage of their base salary. The percentages have been established based on competitive practices of the comparator group. Executives earn bonuses to the extent to which pre-established goals are achieved. Bonus awards may be adjusted to differentiate performance among executives. However, no bonus is paid unless predetermined threshold performance levels are reached. If overachievement status is reached and surpassed, bonus awards earned over this level are paid to the executive over a two-year period.

         Performance goals are approved each year by the Compensation Committee and are based upon financial and/or strategic objectives of the Company. During fiscal year 2002, the corporate objective was based on (i) earnings per share and (ii) Baker Value Added, a metric that measures operating profit after tax less the cost of capital employed. Baker Value Added integrates the profit and loss results and balance sheet investments of the Company by assuring that the cost of any capital used to earn those profits is fully taken into account. Where executives have business unit responsibilities, a portion of the goal may be based on financial performance measures that support business unit performance. This portion varies with the position of each individual and the particular objectives of the Company.

         Performance targets are established by the Compensation Committee at levels that are achievable, but require above-average performance from each executive. Target bonus awards range from 45% to 100% of base salary. In 2001, the Company overachieved its target bonus awards, and Mr. Wiley earned a bonus of $1,193,990.

         Each of the named executive officers received an annual bonus based on their contribution to the 2002 financial performance. For fiscal year 2002, Mr. Wiley earned an annual bonus in the amount of $490,000.

LONG-TERM INCENTIVES

         Long-term incentives comprise the largest portion of an executive's total compensation package, supporting the Company's commitment to provide a total compensation package that favors at-risk pay. The Compensation Committee's objective is to provide executives with long-term incentive award opportunities that are consistent with grants made within the comparator group.

         Long-term incentive award guidelines are determined using competitive market references for each executive position and the individual performance of each executive.

         Long-term incentives are provided pursuant to the Company's long-term incentive plans. Stock options are granted at an option price equal to the fair market value of the Common Stock on the date prior to the date of grant. Stock options have value if the stock price appreciates after the date the options are granted.

         Each year the Compensation Committee determines the total pool of stock options that will be made available to the Company's executives, as well as the size of individual grants for each senior executive. The amounts vary each year and are based upon what the Compensation Committee believes is appropriate after consideration of the executive's total compensation package and equity ownership levels.

         Mr. Michael E. Wiley was awarded a stock option grant of 105,000 shares of Common Stock, effective January 30, 2002, and a second stock option grant of 105,000 shares of Common Stock, effective July 24, 2002, at an exercise price equal to the fair market value of the stock on the date prior to the respective date of grant. The options vest and become exercisable in increments of 33 1/3% each year from the date of grant. These grants were made to incent Mr. Wiley to create stockholder value over the long-term.

         In fiscal year 2002, the Compensation Committee also awarded grants of options to certain of the Company's senior executives, including Messrs. Szescila, Finley, Crain and Clark, to incent top performance.

         In order to maintain a strong link to stockholders and provide a more balanced long-term incentive program, the Compensation Committee approved the implementation of a long-term performance plan in 2001, subject to shareholder approval, which was obtained in April 2002. This plan compares Baker Hughes' relative total shareholder return to a group of industry peer companies.

         In December 2001, performance-related awards were approved by the Compensation Committee for senior executives. If the Company ranks first or second in relative total shareholder return for the two-year period ending December 31, 2003, as compared to the rankings of designated oilfield services competitors, the Company will issue shares of restricted stock equal to a dollar value specified for each participating executive and for each ranking. If company-wide performance ranks third or lower, no awards will be earned. The Company just completed the first year of the plan, and we are currently below first or second ranking as of December 2002.

SUMMARY

         The Compensation Committee believes the executive compensation program provides a competitive total compensation opportunity with a significant performance orientation. The annual incentive plan is designed to evaluate and reward for achievement of specific objectives that drive the success of the Company. The long-term incentive awards link executives directly to stockholders and reward the Company's executives for continuing positive stock performance on an absolute and relative basis.

Richard D. Kinder (Chairman)
Edward P. Djerejian
Claire W. Gargalli
H. John Riley, Jr.
Charles L. Watson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's Compensation Committee consists of Messrs. Kinder, Djerejian, Riley, and Watson and Ms. Gargalli, all of whom are non-employee directors. None of the Compensation Committee members has served as an officer of the Company, and none of the Company's executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of the Company's Board of Directors.


CORPORATE PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock (assuming reinvestment of dividends into Common Stock at the date of payment) with the cumulative total return on the published Standard & Poor's 500 Stock Index and the cumulative total return on Standard & Poor's 500 Oil and Gas Equipment and Services Index over the preceding five-year period. The following graph is presented pursuant to SEC rules. The Company believes that while total stockholder return is an important corporate performance indicator, it is subject to the vagaries of the market. In addition to the creation of stockholder value, the Company's executive compensation program is based on financial and strategic results, and the other factors set forth and discussed above in "Compensation Committee Report."

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
BAKER HUGHES INCORPORATED; S&P 500 INDEX AND S&P 500 OIL AND GAS EQUIPMENT AND SERVICES INDEX

                                    (GRAPH)

                                                     1997       1998      1999       2000     2001        2002
                                                   -------    -------   -------    -------   -------     ------
Baker  Hughes                                      $100.00    $ 41.14   $ 50.04    $100.05   $ 89.00     $79.66
S&P 500 Index                                       100.00     128.34    155.14     141.13    124.40      97.08
S&P Oil and Gas Equipment and Services Index        100.00      58.26     79.17     106.04     70.73      62.65

* Total return assumes reinvestment of dividends on a quarterly basis.

         The comparison of total return on investment (change in year-end stock price plus reinvested dividends) assumes that $100 was invested on December 31, 1997 in Baker Hughes Common Stock, the S&P 500 Index and the S&P 500 Oil and Gas Equipment and Services Index.

                          AUDIT/ETHICS COMMITTEE REPORT

         The Audit/Ethics Committee of the Board of Directors provides assistance to the Board of Directors in fulfilling its responsibility in matters relating to the accounting and reporting practices of the Company, the adequacy of the Company's disclosure controls and internal controls, the quality and integrity of the quarterly and annual financial statements of the Company, the performance of the Company's internal audit function and the review and pre-approval of the current year audit and non-audit fees. The Audit/Ethics Committee also oversees the Company's compliance programs relating to legal and regulatory requirements. The Audit/Ethics Committee reviewed the qualification and independence and appointed the Company's independent auditors for 2003.

         Each member of the Audit/Ethics Committee is "independent" as defined by listing standards of the New York Stock Exchange. During the year ended December 31, 2002, the Audit/Ethics Committee held nine meetings.

         During the year ended December 31, 2002, the Audit/Ethics Committee met and otherwise communicated with management and with Deloitte & Touche LLP, the Company's independent auditors for 2002. Deloitte & Touche discussed with the Audit/Ethics Committee various matters under applicable auditing standards, including information regarding the scope and results of the audit and other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." The Audit/ Ethics Committee also discussed with Deloitte & Touche its independence from the Company and received a written statement from Deloitte & Touche concerning independence as required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit/Ethics Committee also reviewed the provision of services by Deloitte & Touche not related to the audit of the Company's financial statements and to the review of the Company's interim financial statements as it pertains to the independence of Deloitte & Touche. The Audit/Ethics Committee also reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with the Company's management, the Company's internal auditors and Deloitte & Touche. Deloitte & Touche informed the Audit/Ethics Committee that the Company's audited financial statements are presented fairly in conformity with generally accepted accounting principles.

         Based on the review and discussions referred to above, and such other matters deemed relevant and appropriate by the Audit/Ethics Committee, the Audit/Ethics Committee recommended to the Board of Directors, and the Board has approved, that these financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

James F. McCall (Chairman)
Clarence P. Cazalot, Jr.
Anthony G. Fernandes
James A. Lash
J. Larry Nichols

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit/Ethics Committee appointed the firm of Deloitte & Touche LLP as independent auditors to audit the Company's books and accounts for the year ending December 31, 2003, which was approved by the Board of Directors. Deloitte & Touche served as independent auditors for the Company for fiscal 2002. Its representatives will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by stockholders.

                       FEES PAID TO DELOITTE & TOUCHE LLP

         Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates have billed the Company and its subsidiaries fees as set forth in the table below for (i) the audit of the Company's 2002 annual financial statements and reviews of quarterly financial statements, (ii) financial information systems design and implementation work rendered in 2002 and (iii) all other services rendered in 2002. The Company purchased software and hardware from a Deloitte & Touche affiliate in 2002. The purchases, which totaled approximately $5.7 million, were competitively bid.

                                                         FEES PAID IN
                                                       FISCAL YEAR 2002
                                                       ----------------
                                                        (in millions)
                 Audit fees                                  $3.3
                 Financial information systems
                    design and implementation fees            --
                 All other fees                              1.6
                                                            ----
                         Total                              $4.9

                        PROPOSAL TO APPROVE AMENDMENT OF
                          THE BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors adopted the Baker Hughes Incorporated Employee Stock Purchase Plan ("ESPP" or the "Plan"), as amended and restated March 5, 2003, to be effective March 5, 2003, subject to stockholder approval. A copy of the ESPP is attached as Annex A to this Proxy Statement. The ESPP is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended. The Plan was adopted to encourage and enable Company employees to acquire the Company's Common Stock at a favorable price and upon favorable terms in order to furnish an incentive to advance the best interests of the Company for the mutual benefit of the employees, the Company and the Company's stockholders. The ESPP currently has a stockholder-approved
9.5 million shares authorized for issuance, with a remaining balance of approximately 0.7 million shares to be issued. The amended and restated Plan is being presented to the stockholders for approval of the increase in the shares authorized for issuance by 5.0 million, for a total of 14.5 million shares authorized for issuance under the Plan and as further amended, with the additional amendments of the Plan described below in " - General."

GENERAL

         All employees of the Company and any affiliate of the Company that has adopted the Plan are eligible to participate if the employee is scheduled to work at least 20 hours per pay period during the option period, is an employee at the beginning of the option period, and his employment continues uninterrupted throughout the option period until the date of exercise, except the following employees are not eligible to participate: (i) any employee who is a citizen of a foreign country that prohibits foreign corporations from granting stock options to its citizens, and (ii) any employee who, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary. Through payroll deductions ranging from 1% to 10%, employees accumulate funds which are used at the end of the year to purchase shares of the Company's Common Stock at the "option price," which is equal to 85% of the lower of the fair market value of the stock on the "date of grant" (i.e., the first business day of the option period) or on the "date of exercise" (i.e., the last business day of the option period). An employee must authorize payroll deductions prior to the start of the option period in order to participate. Payroll deductions are accumulated interest free until the end of the option period. On the last business day of the option period, a participant is deemed to have exercised the option to purchase as many whole and fractional shares as the participant's payroll deductions will allow at the option price.

         The provisions of the Plan have been amended to provide the Board of Directors or the Compensation Committee with the discretion (i) to revise the discounted purchase price to a percentage that is higher than 85% (e.g., 95% of the fair market value of the price of a share of Common Stock on the date of valuation), (ii) to determine the option price as the fair market value on the date of exercise instead of the lower of the fair market value on the date of grant or the date of exercise, and (iii) to establish an option period that is other than the current 12-month period provided in the Plan (e.g., 3 months or 6 months). These additional changes provide the flexibility to address the stock option expensing provisions of the Financial Accounting Standards Board Statement of Financial Accounting Standards ("SFAS") No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Stock-Based Compensation - Transition and Disclosure. Under the current provisions of SFAS No. 123, stock options are not required to be expensed if the discounted price is 95% or higher and if the option price is determined as the fair market value on the date of exercise.

         A participant can decrease (but not increase) his or her contribution percentage once during the year and can discontinue participation in the ESPP by reducing his or her contribution percentage to zero. If a participant discontinues participation, any payroll contributions accumulated up to that point will be held until the end of the option period, when shares of the Company's Common Stock will be purchased. A participant may withdraw completely from the ESPP, and all payroll contributions up to the date of withdrawal will be refunded. If a participant withdraws completely from the ESPP, he or she cannot participate in the ESPP until the next option period.

         An employee is not eligible to participate in the ESPP if, immediately after the option is granted, the employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary. Further, the fair market value of shares of Common Stock purchased in any calendar year is limited to $25,000, and the ESPP limits the number of shares purchased to a maximum of 2,500 shares in any calendar year.

ADMINISTRATION; AMENDMENT AND TERMINATION

         The Board of Directors or the Compensation Committee may amend the Plan at any time and from time to time, subject to the limitation that approval by a majority vote of the holders of the outstanding securities of the Company are required to amend the Plan (i) to materially increase the benefits accruing to participants, (ii) to materially increase the number of securities which may be issued under the Plan, or (iii) to materially modify the requirements as to eligibility for participation in the Plan.

NEW PLAN BENEFITS

         The number of shares that may be purchased by a participant under the ESPP is discretionary, and the value of the Common Stock purchased by ESPP participants will vary based on the fair market value of the Company's Common Stock at the commencement of the option period or at the end of the option period. Accordingly, the number of shares that will be purchased by the senior executives, executive officers as a group, non-executive directors as a group and non-executive officers as a group in the future are not currently determinable. Directors who are also not employees of the Company are not eligible to participate in the ESPP.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE ESPP

         The following discussion of certain federal income tax consequences relating to the ESPP is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), including related regulations and the Internal Revenue Service guidance, in effect on the date of this Proxy Statement. The discussion is limited to the United States tax consequences, and the tax consequences may vary depending on the personal circumstances of the individual participants.

         The Plan and the right of the Plan participants to purchase shares of Common Stock under the Plan are intended to qualify as an "employee stock purchase plan" under the provisions of section 423 of the Code. A participant's payroll contributions are made on an after-tax basis, but the grant of the option and the purchase of shares on the date of exercise are not taxable events for the participant. However, a participant may become liable for income tax upon dispositions of shares acquired under the Plan, and the tax consequences will depend on how long a participant has held the shares prior to the disposition. The Company may also have a deduction as a result of the disposition.

         If a participant disposes of the shares in a "qualifying disposition" - a disposition of the shares that occurs (a) at least two years after the date of grant, which is the date of the beginning of the option period and (b) at least one year after the date of exercise, which is the date shares are purchased under the Plan (or if the participant dies while owning the shares) the participant will have the following tax consequences. In the year of the disposition, the participant will include in his taxable ordinary income the lesser of (a) the excess of fair market value of the shares at the date of grant of the option over the option price (i.e., the 85% discounted price), or (b) the excess of the fair market value of the shares at the time of the disposition (or death) over the option price. Any further gain on the disposition will generally be taxed as long-term capital gain. If the shares are sold at a price that is less than the option price, the difference would be a long-term capital loss for the participant. No deduction is allowed to the Company in a qualifying disposition.

         When shares are disposed of prior to the expiration of either the two-year or one-year holding period described above, the disposition is a "disqualifying disposition." In the year of the disqualifying disposition, the participant will include in his taxable ordinary income the amount by which the fair market value of the shares on the date of exercise exceeds the option price (i.e., the 85% discounted price). This excess amount is taxable to the participant even if no gain is realized on the disposition and even if the shares are disposed of for less than the fair market value on the date of exercise. The participant will have capital gain if there is any gain above the ordinary income amount, and he will have capital loss if the shares are sold for an amount that is less than the fair market value on the date of exercise. The capital gain or capital loss will be short- or long-term capital gain or loss depending on the period of time which the participant held the shares. In the event of a disqualifying disposition, the Company will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the participant disposing of the shares.

         Currently, the Company is not required to withhold employment or income taxes upon the exercise of options under the Plan. However, the Internal Revenue Service may issue guidance in the future requiring the Company to withhold employment and income taxes upon the exercise of options granted under plans that qualify under section 423 of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Your Board of Directors recommends a vote FOR approval of amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan.

                      EQUITY COMPENSATION PLANS INFORMATION

         The information in the following table is presented as of December 31, 2002 with respect to shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans, including the Baker Hughes Incorporated 1993 Stock Option Plan, the Baker Hughes Incorporated Long Term Incentive Plan and the Baker Hughes Incorporated 2002 Directors & Officers Long-Term Incentive Plan, all of which have been approved by the Company's stockholders.

         The table does not include information with respect to shares subject to outstanding options granted under an equity compensation plan that is no longer in effect and the equity compensation plans assumed by the Company in connection with mergers and acquisitions of entities which originally granted those options. No additional options may be granted under the expired and assumed plans. Information on the expired and assumed plans is provided in Footnote 5 below.

                             (In millions of shares)

                                                                                                        (c)
                                                                                               NUMBER OF SECURITIES
                                                    (a)                      (b)              REMAINING AVAILABLE FOR
                                          NUMBER OF SECURITIES TO      WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                          BE ISSUED UPON EXERCISE     EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
             EQUITY COMPENSATION          OF OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
                PLAN CATEGORY               WARRANTS AND RIGHTS      WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
                -------------             -----------------------    --------------------    -------------------------
Stockholder-approved plans
  (excluding ESPP)                                  5.4                     $32.43                      7.8(1)
Nonstockholder-approved plans (2)                   5.5                      32.92                     13.8(1)
                                                  -----                                               -----
  Subtotal (except for weighted                    10.9                      32.68                     21.6
  average exercise price)
  Employee Stock Purchase Plan                       --                           (3)                    .7(4)
                                                  -----                                               -----
  Total                                            10.9                                                22.3
Less:
Shares that will be carried forward
  in other registrations (1)                                                                           (2.5)
Shares that will expire in 2003 (1)                                                                   (1.2)
                                                                                                     -----
  Total                                                                                               18.6
                                                                                                     =====

----------
(1) Approximately 0.5 million shares of the Long Term Incentive Plan (stockholder approved) and approximately 2.0 million shares of the 1998 Employee Stock Option Plan (nonstockholder approved) will be carried forward for registration and issuance under the Company's 2002 Director & Officer Long-Term Incentive Plan (stockholder approved) and the Director Compensation Deferral Plan (nonstockholder approved), and the shares carried forward will no longer be available for future issuance under the Long Term Incentive Plan and the 1998 Employee Stock Option Plan.

         Also, included in the nonstockholder approved plans are approximately
1.2 million shares available for issuance under the 1993 Employee Stock Bonus Plan. Of those shares, approximately 4,000 shares will be issued in fiscal year 2003 prior to the expiration of the plan. After the expiration of the plan in October 2003, no additional shares will be issued.

(2) Included in the nonstockholder approved plans are the Company's 1993 Employee Stock Bonus Plan (expiring in October 2003), 1998 Employee Stock Option Plan, the 1998 Special Employee Stock Option Plan, the 2002 Employee Long-Term Incentive Plan and the Director Compensation Deferral Plan. A description of each of these plans follows.

(3) For options in the Baker Hughes Incorporated Employee Stock Purchase Plan, the exercise price is determined in accordance with section 423 of the Code, as amended, as 85% of the lower of the fair market value on the date of grant or the date of exercise. Based on option exercises of approximately 4.5 million shares occurring from 1998 through 2002, the weighted average exercise price for the Employee Stock Purchase Plan was $19.02.

(4) Does not include the 5.0 million additional shares requested in the Proposal to approve amendment of the Baker Hughes Incorporated Employee Stock Purchase Plan.

(5) Expired and Assumed Plans. The Company's equity compensation plan that has expired, the 1991 Employee Stock Bonus Plan, has approximately 20,000 shares of the Company's Common Stock that would be issuable upon the exercise of the outstanding options as of December 31, 2002.

         In addition to the foregoing, when the Company acquired the stock of Western Atlas, Inc. in a transaction completed in August 1998, the Company assumed the Western Atlas Director Stock Option Plan and the Western Atlas 1993 Stock Incentive Plan. As of December 31, 2002, approximately 68,000 shares and approximately 8,000 shares of the Company's Common Stock would be issuable upon the exercise of outstanding options under the Western Atlas Director Stock Option Plan and the Western Atlas 1993 Stock Incentive Plan, with a weighted average exercise price per share of $22.54 and $24.20, respectively.


                          NONSTOCKHOLDER APPROVED PLANS

         1993 EMPLOYEE STOCK BONUS PLAN

         The Baker Hughes Incorporated 1993 Employee Stock Bonus Plan (the "1993 Bonus Plan") was adopted effective as of October 27, 1993. The number of shares authorized for issuance under the 1993 Bonus Plan is 1.3 million shares. Shares will be issued under the 1993 Bonus Plan to those employees of the Company and its subsidiaries (excluding non-employee directors) who are issued option shares under the Baker Hughes Incorporated 1993 Stock Option Plan (the "1993 Option Plan") and who retain for a minimum of 3 years the shares of the Company's Common Stock acquired upon the exercise of the options received under the 1993 Option Plan. Shares issued under the 1993 Bonus Plan will be in the ratio of one share for every five shares acquired by exercise of 1993 Option Plan shares, subject to certain forfeiture provisions related to the holding period of the shares. As of December 31, 2002, approximately 60,000 shares had been issued under the 1993 Bonus Plan. Prior to the expiration of the plan in October 2003, approximately 4,300 additional shares will be issued. After the expiration of the plan, no further shares will be issued.

         1998 EMPLOYEE STOCK OPTION PLAN

         The Baker Hughes Incorporated 1998 Employee Stock Option Plan (the "1998 ESOP") was adopted effective as of October 1, 1998. The number of shares authorized for issuance under the 1998 ESOP is 3.5 million shares. Options may be granted under the 1998 ESOP to employees of the Company and its subsidiaries, and the options granted are nonqualified stock options. The exercise price of the options will be equal to the fair market value per share of the Company's Common Stock on the date of grant, and option terms may be up to ten years. Under the terms and conditions of the option award agreements for options issued under the 1998 ESOP, options generally vest and become exercisable in installments over the optionee's period of service with the company, and the options vest on an accelerated basis in the event of a change in control of the Company. As of December 31, 2002, options covering approximately 3.3 million shares of the Company's Common Stock were outstanding under the 1998 ESOP, options covering approximately 0.4 million shares were exercised during fiscal year 2002, and approximately 2.1 million shares remained available for future options. See Footnote (1) above for information on the carryforward of approximately 2.0 million shares of the remaining 2.1 million shares.

         1998 SPECIAL EMPLOYEE STOCK OPTION PLAN.

         The Baker Hughes Incorporated 1998 Special Employee Stock Option Plan (the "1998 SESOP") was adopted effective as of October 22, 1997. The number of shares authorized for issuance upon the exercise of options granted under the 1998 SESOP is 2.5 million shares. Under the 1998 SESOP, the Compensation Committee of the Company's Board of Directors has the authority to grant nonqualified stock options to purchase shares of the Company's Common Stock to a broad-based group of employees. The exercise price of the options will be equal to the fair market value per share of the Company's Common Stock at the time of the grant, and option terms may be up to ten years. Stock option grants of 100 shares, with an exercise price of $47.813 per share, were issued to all of the Company's United States employees in October 1997 and to its international employees in May 1998. As of December 31, 2002, options covering approximately
0.7 million shares of the Company's Common Stock were outstanding under the 1998 SESOP, no options were exercised during fiscal year 2002, and approximately 1.8 million shares remained available for future options.

         2002 EMPLOYEE LONG-TERM INCENTIVE PLAN.

         The Baker Hughes Incorporated 2002 Employee Long-Term Incentive Plan (the "2002 Employee LTIP") was adopted effective as of March 6, 2002. The 2002 Employee LTIP permits the grant of awards as nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, stock awards and cash-based awards to corporate officers and key employees of the Company. The number of shares authorized for issuance under the 2002 Employee LTIP is 9.5 million, with no more than 3.0 million available for grant as awards other than options (the number of shares is subject to adjustment for changes in the capital stock of the Company). As of December 31, 2002, only stock option awards have been granted under the 2002 Employee LTIP.

         The 2002 Employee LTIP is the companion plan to the Baker Hughes Incorporated 2002 Director & Officer Long-Term Incentive Plan, which was approved by the Company's stockholders in 2002. The rationale for the two companion plans was to discontinue the use of the remaining older option plans and to have only two plans from which the Company would issue compensation awards.

         Options. The exercise price of the options will not be less than the fair market value of the shares of the Company's Common Stock on the date of grant, and options terms may be up to ten years. The maximum number of shares of the Company's Common Stock that may be subject to options granted under the 2002 Employee LTIP to any one employee during any one fiscal year of the Company will not exceed 3.0 million, subject to adjustment under the antidilution provisions of the 2002 Employee LTIP. Under the terms and conditions of the stock option awards for options issued under the 2002 Employee LTIP, options generally vest and become exercisable in installments over the optionee's period of service with the company, and the options vest on an accelerated basis in the event of a change in control of the Company or certain terminations of employment. As of December 31, 2002, stock option grants covering approximately 0.7 million shares of the Company's Common Stock were outstanding under the 2002 Employee LTIP, options covering 500 shares were exercised during fiscal year 2002 and approximately 8.8 million shares remained available for future options.

         Performance Shares and Units; Cash-Based Awards. Performance shares may be granted to employees in the amounts and upon the terms determined by the Compensation Committee of the Company's Board of Directors, but must be limited to no more than one million shares to any one employee in any one fiscal year of the Company. Performance shares will have an initial value equal to the fair market value of the Company's Common Stock at the date of the award. Performance units and cash-based awards may be granted to employees in amounts and upon the terms determined by the Compensation Committee, but must be limited to no more than $10 million for any one employee in any one fiscal year of the Company. The performance measures that may be used to determine the extent of the actual performance payout or vesting include, but are not limited to, net earnings; earnings per share; return measures; cash flow return on investments (net cash flows divided by owner's equity); earnings before or after taxes, interest, depreciation and/or amortization; share price (including growth measures and total shareholder return) and Baker Value Added (a metric that measures profit after tax less the cost of capital employed).

         Restricted Stock and Restricted Stock Units. With respect to awards of restricted stock and restricted stock units, the Compensation Committee will determine the conditions or restrictions on the awards, including whether the holders of the restricted stock or restricted stock units will exercise full voting rights or receive dividends and other distributions during the restriction period. At the time the award is made, the Compensation Committee will determine the right to receive unvested restricted stock or restricted units after termination of service. Awards of restricted stock are limited to
1.0 million shares in any one year to any one individual.

         Stock Appreciation Rights. Stock appreciation rights may be granted under the 2002 Employee LTIP on the terms and conditions determined by the Compensation Committee. The grant price of a freestanding stock appreciation right will not be less than the fair market value of the Company's Common Stock on the date of grant. The maximum number of shares of the Company's Common Stock that may be utilized for purposes of determining an employee's compensation under stock appreciation rights granted under the 2002 Employee LTIP during any one fiscal year of the Company will not exceed 3.0 million, subject to adjustment under the antidilution provisions of the 2002 Employee LTIP.

         Administration; Amendment and Termination. The Compensation Committee shall administer the 2002 Employee LTIP, and in the absence of the Compensation Committee, the Board will administer the Plan. The Compensation Committee will have full and exclusive power to interpret the provisions of the 2002 Employee LTIP as the Committee may deem necessary or proper, with the powers exercised in the best interests of the Company and in keeping with the objectives of the Plan. The Board may alter, amend, modify, suspend or terminate the 2002 Employee LTIP, except that no amendment, modification, suspension or termination that would adversely affect in any material way the rights of a participant under any award previously granted under the Plan may be made without the written consent of the participant or to the extent stockholder approval is otherwise required by applicable legal requirements.

         DIRECTOR COMPENSATION DEFERRAL PLAN

         The Baker Hughes Incorporated Director Compensation Deferral Plan, as amended and restated effective July 24, 2002 (the "Deferral Plan"), is intended to provide a means for members of the Company's Board of Directors to defer compensation otherwise payable and provide flexibility with respect to the Company's compensation policies. Under the provisions of the Deferral Plan, directors may elect to defer income with respect to each calendar year. The compensation deferrals may be stock option-related deferrals or cash-based deferrals. The stock option-related deferrals may be either market-priced stock options or discounted stock options. The number of shares to be issued for the market-priced stock option deferral is calculated on a quarterly basis by multiplying the deferred compensation by 4.4 and then dividing by the fair market value of the Company's Common Stock on the last day of the quarter. The number of shares to be issued for the discounted stock option deferral is calculated on a quarterly basis by dividing the deferred compensation by the discounted price of the Company's Common Stock on the last day of the quarter. The discounted price is 50% of the fair market value of the Company's Common Stock on the valuation date. Stock options granted under the Deferral Plan vest on the first anniversary of the date of grant and must be exercised within 10 years of the date of grant. If a director's directorship terminates for any reason, any options outstanding will expire 3 years after the termination of the directorship. The maximum aggregate number of shares of the Company's Common Stock that may be issued under the Deferral Plan is 0.5 million. As of December 31, 2002, no stock option grants had been made under the Deferral Plan.

                           STOCKHOLDER PROPOSAL NO. 1
                             REGARDING POISON PILLS

         The following proposal was submitted to Baker Hughes by Nick Rossi (with an address of P.O. Box 249, Boonville, California 95415 and a legal proxy to Mr. John Chevedden and/or his designee, with an address of 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278), who is the owner of 1,000 shares of the Company's Common Stock, and is included in this Proxy Statement in compliance with SEC rules and regulations.

                      "1 - SHAREHOLDER VOTE ON POISON PILLS
                  THIS TOPIC WON AN AVERAGE 60%-YES VOTE AT 50
                                COMPANIES IN 2002


         This is to recommend that the Board of Directors redeem any poison pill previously issued (if applicable) and not adopt or extend any poison pill unless such adoption or extension has been submitted to a shareholder vote.

         HARVARD REPORT

A 2001 Harvard Business School study found that good corporate governance (which took into account whether a company has a poison pill) was positively and significantly related to company value. This study, conducted with the University of Pennsylvania's Wharton School, reviewed the relationship between the corporate governance index for 1,500 companies and company performance from 1990 to 1999.

Some believe that a company with good governance will perform better over time, leading to a higher stock price. Others see good governance as a means of reducing risk, as they believe it decreases the likelihood of bad things happening to a company.

Since the 1980s Fidelity, a mutual fund giant with $800 billion invested, has withheld votes for directors at companies that have approved poison pills, Wall Street Journal, June 12, 2002.

                COUNCIL OF INSTITUTIONAL INVESTORS RECOMMENDATION

The Council of Institutional Investors www.cii.org, an organization of 120 pension funds which invests $1.5 trillion, called for shareholder approval of poison pills. In recent years, various companies have been willing to redeem existing poison pills or seek shareholder approval for their poison pill. This includes Columbia/HCA, McDermott International and Bausch & Lomb. I believe that our company should follow suit and allow shareholder participation.


                        SHAREHOLDER VOTE ON POISON PILLS
                                    YES ON 1"

                    ----------------------------------------

                     STATEMENT OF THE BOARD OF DIRECTORS AND
                   MANAGEMENT IN OPPOSITION TO PROPOSAL NO. 1

         The Board of Directors has not adopted a "poison pill," also known as a "shareholder rights plan," and has no present intention of adopting such a plan. However, the Board believes that circumstances could arise in the future where the adoption of such a plan would be an important tool for protecting the interests of the Company's stockholders.

         The primary fiduciary duty of the Board is to preserve and maximize stockholders' value in the Company. Shareholder rights plans are designed to encourage potential acquirors to negotiate directly with the stockholder-elected Board, which is in the best position to negotiate on behalf of all stockholders, evaluate the adequacy of any potential offer and protect stockholders against unfair and abusive takeover tactics. Additionally, shareholder rights plans can provide the Board with a greater period of time within which it can properly evaluate an acquisition offer to determine if it is in best interest of, and will deliver full value to, all of the Company's stockholders. These attributes strengthen the Board's bargaining position so that the Board can protect and further the interests of all of the Company's stockholders. Without the protection of a shareholder rights plan, the Board could lose important bargaining power in negotiating with a potential acquiror or pursuing potentially superior alternatives.

         There is evidence that suggests shareholder rights plans are beneficial to stockholders' interests. Studies have shown that companies adopting such plans receive higher takeover premiums than those companies without rights plans. For example, a 1997 study by Georgeson Shareholder Communications Inc., a nationally recognized proxy solicitor and investor relations firm, found that premiums paid to acquire companies with shareholder rights plans were 8% higher than the premiums paid to companies without shareholder rights plans. In fact, shareholder rights plans contributed an additional $13 billion in shareholder value during the five-year study period (1992 through 1996) compared to the $14.5 billion in potential premiums that were given up by companies without a shareholder rights plan. At the same time, such plans did not prevent companies from being acquired at prices that were fair and adequate to shareholders. Furthermore, shareholder rights plans did not increase the likelihood of the withdrawal of a friendly takeover bid nor defeat a hostile bid or reduce the likelihood that a company would be a takeover target. In research subsequent to 1997, the value of having a poison pill continues to be demonstrated. In U.S. companies with a net worth in excess of $1 billion and with poison pills in place received a median premium of 35.9% versus the 31.9% premium received by companies without poison pills (from Business Week online, "The Bids Sure Are Getting Hostile," January 14, 2002). Shareholder rights plans may prevent abusive takeovers that include hostile tender offers made at less than fair price and partial and two-tiered offers that discriminate among the Company's stockholders.

         A shareholder rights plan is consistent with good corporate governance principles that decisions involving a potential sale of the Company rest with the Board of Directors, which will evaluate the merits of any bona fide acquisition proposal in accordance with its fiduciary duty to all stockholders of the Company. Because a shareholder rights plan can be an effective tool in a hostile takeover attempt, the Company believes the adoption of such a plan is appropriately within the scope of the Board's responsibilities. Furthermore, requiring stockholder approval could, in fact, impede the Board's ability to maximize stockholder value because the Company may not be able to adopt a shareholder rights plan in a timely fashion to be effective against any impending unfair and abusive takeover attempt.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Your Board of Directors recommends a vote AGAINST approval of Stockholder Proposal No. 1 regarding poison pills.

                           STOCKHOLDER PROPOSAL NO. 2
                           REGARDING CLASSIFIED BOARDS

         The following proposal was submitted to Baker Hughes by Harold J. Mathis, Jr. (with an address of P.O. Box 1209, Richmond, Texas 77406-1209 and an e-mail address of: cengulfmar@aol.com), who is the owner of 810 shares of the Company's Common Stock, and is included in this Proxy Statement in compliance with SEC rules and regulations.

         "RESOLVED: That the stockholders of Baker Hughes Incorporated, assembled in annual meeting in person or by proxy, hereby request that the Board of Directors take the needed steps to provide that at future elections of directors, new directors be elected annually and not by classes, as is now provided, and that on expiration of present terms of directors their subsequent elections shall also be on an annual basis."

PROPONENT'S STATEMENT IN SUPPORT OF PROPOSAL:

                                    "REASONS

         Strong support was shown at the last annual meeting of Baker Hughes, Incorporated when 81.49%*, 223,630,445 shares were cast in favor of this proposal. For two consecutive years, shareholders have adopted this proposal with a strong majority vote.

Shareholders must certainly be confused when the Board recommends a vote against this proposal that shareholders approved by an 81.49%* majority last year. Shareholders must really be confused when the board and management infer that directors are acting in the best interest of shareholders by rejecting last year's majority vote. In truth, it is highly unlikely that 81.49%* of the shareholders casting votes would vote against their own best interest. It says "we know what is best for you better than you do," and it is simply not consistent for directors to assert that they were acting in the best interest of shareholders by opposing last year's strong mandate. Last year 50,782,131, only 18.5% of the yes/no votes and only 15.1% of the total shares outstanding were cast in Baker Hughes favor on this issue. These results indicate that the time has come for the board to place the declassification issue on the ballot as an amendment to the certificate of incorporation and by-laws allowing it to stand the 75% test of approval so often mentioned in the board's opposition to this proposal.

Baker Hughes directors adhere to a double standard by accepting votes for their own election while rejecting a proposal adopted by the same shareholders.

Apparently, CALPERS recognized this aberration last year when it cast all of it's votes for this proposal, as well as, taking the significant additional step of withholding votes from all directors being elected to the board.

It is this proponent's belief that classification of the Board of Directors is not in the best interest of Baker Hughes Incorporated and its shareholders. This proponent also believes that it makes a Board less accountable to shareholders when all directors do not stand for election each year; the piecemeal election insulating directors and senior management from the impact of poor performance.

        "SEC, JUSTICE PROBE BAKER HUGHES ALLEGATIONS OF BRIBERY AT ISSUE"
                       HOUSTON CHRONICLE - MARCH 30, 2002

What measures are in place to insure that provisions of the Foreign Corrupt Practices Act are not being violated? A question asked by this proponent at the annual shareholders meetings in 1999 and once again in 2002. Where is the director oversight that should be in place to prevent the recurrence of this problem? Where is the year to year board continuity so often touted as a feature of the staggered system, that would supercede frequent management changes?

         PLEASE MARK YOUR PROXY IN FAVOR OF THIS PROPOSAL; otherwise, it is automatically cast as a vote against, even if you abstain."

 *81.49% of yes/no votes cast.

                     STATEMENT OF THE BOARD OF DIRECTORS AND
                   MANAGEMENT IN OPPOSITION TO PROPOSAL NO. 2

         Since the Company's formation in 1987 with the combination of Baker International Corporation and Hughes Tool Company, the Board of Directors has been divided into three classes. Under this system, each director serves a three-year term, each class is nearly as equal as possible in size and one of the three classes is elected each year. This staggered election of directors is a common practice that has been approved by the stockholders of many major corporations. In a 2002 report by the Investor Responsibility Research Center, 60% of the nearly 2,000 companies included in the report had classified boards.

         The Corporate Governance Committee of the Board of Directors, which consists of five independent non-employee directors, has considered both the proposal to declassify the Board that was submitted by Mr. Mathis for consideration at the 2002 Annual Meeting and the stockholder vote on that proposal. For the reasons described below, the Committee believes that no change is needed to the Company's classified board structure.

         The Committee believes that the interests of the stockholders and the Company are best served by focusing on achieving the best in corporate governance. The best in corporate governance is achieved by having an active, independent Board comprised of individuals with relevant expertise. The Committee believes it is more germane to focus on the actual composition of the Board rather than focusing on general issues, such as the terms of the Board members.

         Baker Hughes has concentrated on selecting directors who are able to make a contribution to enhancing stockholder value. Overall, the directors have diverse backgrounds, but each one brings a particular collection of skills, experience and expertise to the Board. In the Company's selection of its directors, the Company has assembled a Board with an impressive wealth of knowledge and experience. A review of the specific backgrounds of each of the Board members clearly evidences the high caliber of individuals that the Company has been able to attract to the Board.

         The Committee believes the election of directors in staggered terms promotes good corporate governance by providing the stability to develop and execute long-term, strategic planning, and the staggered election of directors also assures that Baker Hughes will have directors with an historical perspective of the Company and its operations, and that perspective will provide the in-depth knowledge for continuity in pursuing the Company's strategic goals. In the event of a proposed merger or sale of Baker Hughes, the staggered system of electing directors could also serve to afford the Board valuable time to negotiate the best price in order to maximize stockholder value.

         The Committee also believes that at the same time the election of directors in staggered terms promotes the best in corporate governance, Baker Hughes has sufficient mechanisms in place to avoid an entrenchment of the Board. For instance, it should be noted that all but one of the Company's eleven directors are outside directors. Moreover, the Company's bylaws limit a director's tenure to ten years and that mechanism encourages a reasonable turnover of the Board. Eight of the current eleven Baker Hughes directors, which equates to 73% percent, have been Board members for five years or less.

         If approved by the stockholders, the proposal would not in itself declassify the Board. Instead, it would serve as a recommendation to the Board to take the necessary steps to end the staggered system of electing directors. To declassify the Board, amendments in proper form would need to be proposed to amend the relevant provisions of the Company's Restated Certificate of Incorporation and Bylaws. For such amendments to be adopted, an affirmative vote of 75% of the total voting power of all shares of stock of the Company entitled to vote in the election of directors would be required. Although this proposal received 81.49% of the votes actually cast for or against the proposal at the 2002 Annual Meeting, out of the total voting power of the Company's Common Stock the votes in favor of the proposal represented only 66.4% of all of the outstanding shares of Common Stock, which would be insufficient to approve an amendment to the Company's Restated Certificate of Incorporation and Bylaws.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Your Board of Directors recommends a vote AGAINST approval of Stockholder Proposal No. 2 regarding classified boards.

                      STOCKHOLDER PROPOSAL NO. 3 REGARDING
             PROHIBITION OF STOCK OPTION GRANTS TO SENIOR EXECUTIVES

         The following proposal was submitted to Baker Hughes by the American Federation of Labor and Congress of Industrial Organizations (with an address of 815 Sixteenth Street, N.W., Washington, D.C. 20006), who is the beneficial owner of 200 shares of the Company's Common Stock, and is included in this Proxy Statement in compliance with SEC rules and regulations.

 "SHAREHOLDER PROPOSAL

RESOLVED: The shareholders of Baker Hughes Incorporated (the "Company") urge the Board of Directors (the "Board") to adopt a policy prohibiting future stock option grants to senior executives. The Board shall implement this policy in a manner that does not violate any existing employment agreement or equity compensation plan.

SUPPORTING STATEMENT

Since the accounting scandals at Enron, Worldcom, and other companies, the role of stock options in executive compensation has come [sic] controversial. Critics of stock options have argued that they can be a powerful incentive for executives to manipulate earnings or engage in accounting fraud. By timing their stock option exercises, executives can also inappropriately trade on inside information.

Stock options provide incentives to executives that significantly differ from the interests of shareholders. Stock option grants promise executives all of the gain of share price increases with none of the risk of share price declines. For this reason, they can encourage excessive risk taking by executives. In contrast to direct stock holdings, stock options also discourage executives from increasing dividends because option holders are not entitled to dividends.

Our Company allows executives to exercise a portion of their stock option grants after just one year following their grant date. For this reason, senior executives can gain substantial windfalls from the proceeds of their stock option exercises even if the share price later falls under their watch.

We are concerned that our Company's annual stock option grants to senior executives are excessive. In fiscal year 2001, Chairman and CEO Michael Wiley received stock options with a grant date present value of $10.9 million, representing 53.93 percent of the total options granted to employees at our Company.

Banning stock options for senior executives will decouple executive pay from short-term price movements and the temptation for executives to inappropriately manipulate our Company's stock price in order to exercise their stock options. In our opinion, other forms of compensation, such as restricted stock and long term incentive plans, will better focus senior executives on building the sustained profitability of our Company.

Leading investors and regulators have questioned the appropriateness of using stock options in executive compensation. Portfolio manager Bill Miller, whose Legg Mason Value Trust is the only mutual fund to beat the S&P 500 Index 11 years in a row, has said "I support the banning of stock options because anything that can be accomplished with options can be accomplished by giving stock directly. And it has none of the downsides of options."

Former Federal Reserve Chairman Paul Volker has stated that "Given both the very large capricious element inherent in the returns from fixed price stock options and the distorted incentives for management, I believe the use of such options should be strongly discouraged for public companies. There are far better alternatives for seeking and achieving an appropriate alignment of shareholder and management interests."

For these reasons. please vote FOR this proposal."

                     STATEMENT OF THE BOARD OF DIRECTORS AND
                   MANAGEMENT IN OPPOSITION TO PROPOSAL NO. 3

         The Company's primary business objective is to maximize stockholder value over the long term, and the Company's compensation policies are intended to facilitate the achievement of this objective. Included in the compensation policies for the Company's senior executives are a significant amount of long-term, at-risk compensation, which can be in the form of stock options, performance-based awards (both cash and stock) and restricted stock. The composition of executive compensation is intended to focus senior management on the long-term interests of the Company's stockholders, to encourage the achievement of corporate performance goals and to align senior management's interests with those of the Company's stockholders. Additionally, compensation packages for the Company's senior executives are designed with the goal of attracting, retaining and encouraging the development of exceptionally knowledgeable and experienced executives, while at the same time offering compensation that is competitive in relation to current market practices in order to maintain a stable, successful management team.

         Under the Company's compensation policies, long-term incentives comprise the largest portion of senior executives' total compensation packages. The stock options that are granted to senior executives are granted at an option price that is not less than fair market value on the date of grant, and generally, the options vest over a three-year period. By issuing stock options at the current market price and with the three-year vesting period, the options will only have value to the Company's senior executives if the Company's stock price increases after the date of grant. Alternatively, if the stock price of the Company's Common Stock decreases after the date of grant, the senior executives in effect forego the compensation represented by the stock options. Therefore, senior executives with options do share the risk of a decrease in the stock price because such a decline in price will have a direct impact on their total compensation, and recoupment of that foregone compensation occurs only if the stock price recovers and increases to the point that it exceeds the grant price before expiration of the option.

         Options may be exercised by executives only after the appropriate vesting period has expired and the payment by the executive of the fair market value of the stock determined on the grant date. However, the exercise of options does not automatically translate into an immediate opportunity to sell the shares acquired in the option exercise. As a publicly-held company, the Company's management is subject to restrictions imposed by the federal securities laws and by the rules of the New York Stock Exchange. These restrictions include the trading of Company securities while the officers are in possession of material non-public information concerning the Company. In furtherance of those restrictions, the Company has established trading policies for its senior executives, which include routine "black-out" periods during which the Company's executives may not initiate any transactions involving shares of Common Stock. For example, black-out periods exist from the time management internally estimates results for the Company's fiscal reporting periods until after the corresponding financial information is publicly released. Similar black-out periods occur during the existence of any material non-public information about the Company. When considered in the aggregate, the black-out periods significantly restrict the time during which the Company's senior executives are permitted to sell shares.

         Stock options are commonly used by many corporations as part of the long-term incentive compensation for senior management. The excesses that occurred at Enron, Worldcom and other companies should not obscure or alter the fact that stock options are an appropriate motivational tool for senior corporate executives. The elimination of stock options at Enron, Worldcom, and the like would not have prevented the events that occurred at those corporations. If adopted, this Stockholder Proposal would eliminate an effective tool to hire and retain officers and key employees, thereby impairing the Company's ability to carry on its business operations in an optimal manner.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         Your Board of Directors recommends a vote AGAINST approval of Stockholder Proposal No. 3 regarding the prohibition of stock option grants to senior executives.

                      STOCKHOLDER PROPOSAL NO. 4 REGARDING
          IMPLEMENTATION OF THE MACBRIDE PRINCIPLES IN NORTHERN IRELAND

         The following proposal was submitted to Baker Hughes by the Office of the Comptroller of the City of New York, (with an address of 1 Centre Street, New York, New York 10007-2341), William C. Thompson, Jr. as custodian on behalf of the New York City Teachers' Retirement System, which holds 318,170 shares of the Company's Common Stock and by the Minnesota State Board of Investment (with an address of 60 Empire Drive, Suite 355, St. Paul Minnesota 55103), which holds 467,991 shares of the Company's Common Stock, and is included in this Proxy Statement in compliance with SEC rules and regulations.

"WHEREAS, Baker Hughes, Inc. has a subsidiary in Northern Ireland;

WHEREAS, the securing of a lasting peace in Northern Ireland encourages us to promote means for establishing justice and equality;

WHEREAS, employment discrimination in Northern Ireland was cited by the International Commission of Jurists as being one of the major causes of sectarian strife;

WHEREAS, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, has proposed several equal opportunity employment principles to serve as guidelines for corporations in Northern Ireland. These include:

         1. Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs.

         2. Adequate security for the protection of minority employees both at the workplace and while traveling to and from work.

         3. The banning of provocative religious or political emblems from the workplace.

         4. All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups.

         5. Layoff, recall, and termination procedures should not in practice, favor particular religious groupings.

         6. The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin.

         7. The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees.

         8. The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement.

         9. The appointment of a senior management staff member to oversee the company's affirmative action efforts and the setting up of timetables to carry out affirmative action principles.

RESOLVED: Shareholders request the Board of Directors to:

Make all possible lawful efforts to implement and/or increase activity on each of the nine MacBride Principles.

                              SUPPORTING STATEMENT


         We believe that our company benefits by hiring from the widest available talent pool. An employee's ability to do the job should be the primary consideration in hiring and promotion decisions.

         Implementation of the MacBride Principles by Baker Hughes, Inc. will demonstrate its concern for human rights and equality of opportunity in its international operations.

         Please vote your proxy FOR these concerns."

                     STATEMENT OF THE BOARD OF DIRECTORS AND
                   MANAGEMENT IN OPPOSITION TO PROPOSAL NO. 4

         Baker Hughes has a long-standing policy of being an equal opportunity employer worldwide. This policy requires managers to conduct their employment practices in a manner that does not discriminate on the basis of race, color, religion, sex, national origin, age, handicap or veteran's status. Baker Hughes' operating unit in Northern Ireland, Hughes Christensen Company, a division of Baker Hughes Limited ("HCC"), has subscribed to this policy.

         In addition to the Baker Hughes' policy, HCC has taken the country-specific action of signing a Declaration of Principle and Intent under the Northern Ireland Fair Employment Act of 1989 (the "Northern Ireland Fair Employment Act") indicating its commitment to be an equal opportunity employer in Northern Ireland. The Northern Ireland Fair Employment Act has as its purposes the promotion of equal opportunity and the elimination of discrimination in employment for persons of different religious and political beliefs.

         HCC also historically has, and continues to, cooperate fully with the Fair Employment Commission for Northern Ireland and, in January 1997, adopted an Affirmative Action Plan pursuant to a voluntary agreement with the Fair Employment Commission to ensure fair participation of the Roman Catholic community in HCC's workforce in Northern Ireland.

         Your Board of Directors believes HCC's has taken the necessary steps to provide equal employment opportunity in Northern Ireland and on a worldwide basis, and its employment policies and practices seek to uphold that HCC does not discriminate in its employment practices and that HCC's hiring and promotion practices do not make it more difficult for persons of a given religious belief to obtain employment or advancement.

         Both the MacBride Principles and the Northern Ireland Fair Employment Act seek to eliminate employment discrimination in Northern Ireland. By adopting the MacBride Principles, HCC would become unnecessarily accountable to two sets of similar but not identical fair employment guidelines. For these reasons, your Board of Directors believes that implementation of the MacBride Principles would be burdensome, superfluous and unnecessary, particularly in light of HCC's own policies, its compliance with the requirements of the Northern Ireland Fair Employment Act and its history of cooperation with the Fair Employment Commission.

         Your Board of Directors has determined that HCC's policies on equal employment opportunity are entirely consistent with Baker Hughes' obligations and goals to act as an ethical and responsible member of the business community. Your Board of Directors does not believe that endorsement of the MacBride Principles is necessary, appropriate, or in the best interest of Baker Hughes, its subsidiaries or affiliates, or their respective employees.

         A proposal in substantially this form has been submitted to Baker Hughes' stockholders for their consideration every year for the last fifteen years, and such proposal has never received more than 23.7% of the vote in favor of the proposal, and in fact, the proposal received 11.23% of the vote at the 2002 Annual Meeting. SEC rules require that the proposal be included in this Proxy Statement again this year since the proposal received more than 10% of the vote in favor of the proposal last year.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Your Board of Directors recommends a vote AGAINST approval of Stockholder Proposal No. 1 on implementation of the MacBride Principles in Northern Ireland.

                                  ANNUAL REPORT

         The 2002 Annual Report on Form 10-K of the Company, which includes audited financial statements for the fiscal year ended December 31, 2002, accompanies this Proxy Statement; however, that report is not part of the proxy soliciting information.

                           INCORPORATION BY REFERENCE

         To the extent that this Proxy Statement is incorporated by reference into any other filing by Baker Hughes under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled "Compensation Committee Report," "Audit/Ethics Committee Report" (to the extent permitted by the rules of the SEC) and "Corporate Performance Graph," as well as the annex to this Proxy Statement, will not be deemed incorporated unless specifically provided otherwise in such filing.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the 2004 Annual Meeting must be received by the Company by November 18, 2003 to be properly brought before the 2004 Annual Meeting and to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting. Such proposals should be mailed to Baker Hughes Incorporated, Attention: Corporate Secretary, P.O. Box 4740, Houston, Texas 77210-4740. Nominations of directors by stockholders must be received by the Chairman of the Governance Committee of the Company's Board of Directors (P.O. Box 4740, Houston, Texas 77210-4740) between October 19, 2003 and November 18, 2003 to be properly nominated before the 2004 Annual Meeting, although the Company is not required to include such nominees in its Proxy Statement.


                                  OTHER MATTERS

         The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                                                                         ANNEX A


                            BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN,
                     (AS AMENDED AND RESTATED MARCH 5, 2003)

                            BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN,
              AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 5, 2003

                                TABLE OF CONTENTS
                                                                         PAGE

ARTICLE 1           PURPOSE............................................. A-1
1.1      Purpose    .................................................... A-1

ARTICLE 2           DEFINITIONS......................................... A-1
2.1      Definitions.................................................... A-1
2.2      Number and Gender.............................................. A-3
2.3      Headings   .................................................... A-3

ARTICLE 3           ELIGIBILITY AND PARTICIPATION....................... A-3
3.1      Eligibility.................................................... A-3
3.2      Participation.................................................. A-3
3.3      Termination of Participation................................... A-4

ARTICLE 4           GRANT OF OPTIONS AND EXERCISE OF OPTIONS............ A-5
4.1      Grant of Options............................................... A-5
4.2      Limitations on the Grant of Options............................ A-5
4.3      Insufficient Number of Shares.................................. A-5
4.4      Restriction Upon Assignment.................................... A-6
4.5      Exercise of Options; ESPP Accounts............................. A-6
4.6      Withholding Obligations........................................ A-6
4.7      Notice of Disposition.......................................... A-6
4.8      Dispositions in Compliance with Securities Laws................ A-6

ARTICLE 5           PROVISIONS RELATED TO COMMON STOCK.................. A-6
5.1      Shares Reserved................................................ A-6
5.2      No Rights of Stockholder Until Exercise........................ A-7
5.3      Registration of Shares of Common Stock......................... A-7
5.4      Certificates for Shares........................................ A-7
5.5      Changes in Common Stock and Adjustments........................ A-7

ARTICLE 6           ADMINISTRATION OF PLAN.............................. A-8
6.1      Plan Administrator............................................. A-8
6.2      Resignation and Removal........................................ A-8
6.3      Records and Procedures......................................... A-8
6.4      Self-Interest of Plan Administrator............................ A-8
6.5      Compensation and Bonding....................................... A-8
6.6      Plan Administrator Powers and Duties........................... A-8
6.7      Reliance on Documents, Instruments, etc........................ A-9

ARTICLE 7           EXTENSION OF PLAN TO EMPLOYERS...................... A-9
7.1      Adoption by Employers.......................................... A-9
7.2      Single Plan.................................................... A-9
7.3      No Joint Venture Implied....................................... A-9

ARTICLE 8           MISCELLANEOUS....................................... A-9
8.1      Use of Funds; No Interest Paid................................. A-9
8.2      Amendment to the Plan..........................................A-10
8.3      Plan Not an Employment Contract................................A-10
8.4      Beneficiary(ies)...............................................A-10
8.5      Severability...................................................A-10
8.6      Binding Effect.................................................A-10
8.7      Limitation on Liability........................................A-10
8.8      Arbitration....................................................A-10
8.9      Governing Law..................................................A-10

                            BAKER HUGHES INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN,
              AS AMENDED AND RESTATED EFFECTIVE AS OF MARCH 5, 2003

                               ARTICLE 1: PURPOSE

1.1 PURPOSE. The purpose of the EMPLOYEE STOCK PURCHASE PLAN (the "Plan") of BAKER HUGHES INCORPORATED (the "Company") is to encourage and enable Eligible Employees (defined below) to voluntarily acquire proprietary interests in the Company through the ownership of the Company's Common Stock (defined below) at a favorable price and upon favorable terms and to furnish to the Eligible Employees an incentive to advance the best interests of the Company for the mutual benefit of the Eligible Employees, the Company and the Company's stockholders. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code (defined below). Accordingly, the provisions of the Plan shall be construed in a manner consistent with the requirements of that Code section.

         Subject to approval by the Company's stockholders, the provisions of
Section 5.1 of this Plan shall become effective as of March 5, 2003.

                             ARTICLE 2: DEFINITIONS

2.1      DEFINITIONS.

         "AFFILIATE" means any entity which is a member of (i) of the same controlled group of corporations within the meaning of section 414(b) of the Code, (ii) a trade or business (whether or not incorporated) which is under common control (within the meaning of section 414(c) of the Code), or (iii) an affiliated service group (within the meaning of section 414(m) of the Code) with the Company.

         "BENEFICIARY" or "BENEFICIARIES" shall be as determined pursuant to the provisions of Section 8.4.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended. References to sections of the Code shall include the regulations issued thereunder.

         "COMMITTEE" means the Administrative Committee that may be appointed by the Compensation Committee of the Board as a Plan Administrator.

         "COMMON STOCK" means the $1 par value common stock of the Company.

         "COMPANY" means Baker Hughes Incorporated, a Delaware corporation.

         "COMPENSATION COMMITTEE" means the Compensation Committee of the Board.

         "DATE OF EXERCISE" means, for each Option Period, the last day that the principal securities exchange on which the Common Stock is listed is open for trading.

         "DATE OF GRANT" means the date on which Options are granted, as such date is determined by the Board or the Compensation Committee.

         "ELIGIBLE COMPENSATION" means a Participant's base salary or wages measured on an annual basis (as defined in section 3401(a) of the Code for purposes of federal income tax withholding) from the Company, modified by including any portion thereof that such Participant could have received in cash in lieu of (i) any deferrals made by the Participant pursuant to the Baker Hughes Incorporated Supplemental Retirement Plan or (ii) elective contributions made on his behalf by the Company pursuant to a qualified cash or deferred arrangement described in section 401(k) of the Code and any elective contributions under a cafeteria plan described in section 125, and modified further by excluding any bonus, incentive compensation, commissions, expense reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (other than elective contributions to the Company's qualified cash or deferred arrangement described in section 401(k) of the Code), welfare benefits as defined in ERISA, overtime pay, special performance compensation amounts and severance compensation.

         "ELIGIBLE EMPLOYEE" means each Employee who is scheduled to work at least 20 hours per pay period during the Option Period and is an Employee at the beginning of the Option Period; provided, that the following Employees shall not be eligible to participate in the Plan:

                  (i) an Employee who is a citizen of a foreign country that prohibits foreign corporations from granting stock options to any of its citizens; and

                  (ii) an Employee if such Employee, immediately after the Option is granted, owns stock (as defined by sections 423(b)(3) and 424(d) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary.

         "EMPLOYEE" means each individual employed by an Employer.

         "EMPLOYER" means the Company and each entity that has adopted the Plan pursuant to the provisions of Article 7.

         "ESPP ACCOUNT" means the individual account established by the ESPP Administrator for each Participant in the Plan.

         "ESPP ADMINISTRATOR" means the stock brokerage or other financial services firm designated or approved by the Plan Administrator to hold shares purchased under the Plan for the ESPP Accounts of Participants.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor act.

         "FAIR MARKET VALUE" means the per share price of the last sale of the Common Stock on the "composite tape" on the trading day prior to the date on which the value is being determined. The "composite tape" is the composite transactions in the Common Stock as reported by The Wall Street Journal.

         "OPTION" means an option to purchase shares of Common Stock under the terms and provisions of the Plan.

         "OPTION PERIOD" means the 12-month period commencing on January 1 of each calendar year, unless the Board or the Compensation Committee changes the duration of the Option Period with respect to future Options, and except as modified by Sections 3.3(c)(2) and 3.3(c)(4). An Option Period may not exceed 27 months.

         "OPTION PRICE" means the price per share to be paid by each Participant on each exercise of his Option and shall be a sum equal to 85% of the Fair Market Value of a share of Common Stock on the Date of Exercise or on the Date of Grant, whichever amount is lesser, unless the Board or the Compensation Committee changes the Option Price with respect to future Options. Prior to the commencement of any future Option Period, the Board or the Compensation Committee may, in lieu of the Option Price specified in the preceding sentence, establish an Option Price that is a sum equal to 85% (or any higher percentage) of the Fair Market Value of a share of Common Stock on the Date of Exercise.

         "PARTICIPANT" means each Eligible Employee who elects to participate in the Plan.

         "PLAN" means the Baker Hughes Incorporated Employee Stock Purchase Plan, as amended from time to time.

         "PLAN ADMINISTRATOR" means the Company, acting through its delegates. Such delegates shall include the Administrative Committee and any individual Plan Administrator appointed by the Board with respect to the employee benefit plans of the Company and its Affiliates, each of which shall have the duties and responsibilities assigned to it from time to time by the Board. As used in the Plan, the term "Plan Administrator" shall refer to the applicable delegate of the Company as determined pursuant to the actions of the Board.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute.

2.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in this Plan, shall be deemed to include the feminine gender.

2.3 HEADINGS. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

                    ARTICLE 3: ELIGIBILITY AND PARTICIPATION

3.1 ELIGIBILITY. All Eligible Employees shall be eligible to participate in the Plan for an Option Period, provided that the Eligible Employee's employment with an Employer continues uninterrupted throughout the Option Period. A transfer between or among Employers shall not be treated as an interruption of the Eligible Employee's employment.

3.2 PARTICIPATION.

         (a) ELECTION TO PARTICIPATE. An Eligible Employee shall become a Participant after satisfying the eligibility requirements and delivering to the Plan Administrator during the enrollment period established by the Plan Administrator an enrollment form that (1) indicates the Eligible Employee's election to participate in the Plan as of the next following Date of Grant; (2) authorizes the payroll deduction and states the amount to be deducted regularly from the Participant's Eligible Compensation and to be accrued under the Plan for his benefit; and (3) authorizes the purchase of the Common Stock at the end of the Option Period. The effective date of a Participant's participation shall be the Date of Grant following the Plan Administrator's receipt of the Participant's authorization. The procedure established by the Plan Administrator for an Eligible Employee to enroll in the Plan may be through any written form or any telephonic, electronic mail, intranet, internet or any other electronic process established by the Plan Administrator from time to time.

         (b) CONTINUING ELECTION. A Participant's election to participate in the Plan with respect to an Option Period shall continue for each successive Option Period at the same payroll deduction percentage as in effect at the termination of the prior Option Period unless the Participant amends or cancels his participation pursuant to Section 3.2(d).

         (c) PAYROLL DEDUCTIONS. Each Participant will designate in his participation election the stated amount to be deducted from his Eligible Compensation on each payday. A Participant may elect to have deducted from 1% to 10% of his Eligible Compensation, or such other percentages as the Committee may from time to time determine. A Participant's percentage deduction election must be in whole percentages, and a Participant's payroll deductions for the entire Option Period are based on his Eligible Compensation at the beginning of the Option Period. The stated amount may not be less than a sum that will result in the payment into the Plan of at least $5.00 each payday. The stated amount may not exceed either of (1) 10% of the amount of Eligible Compensation (or such other maximum percentage as determined by the Committee), or (2) an amount which will result in noncompliance with the $25,000 statutory limitation described in Section 4.2.

                  Participant payroll deductions are maintained by the Company as an accrual for the benefit of the Participant until the Date of Exercise.

         (d) CHANGES IN PAYROLL DEDUCTIONS. By delivering to the Plan Administrator a new written payroll deduction authorization form, a Participant may amend the stated amount of his payroll deduction to reduce the rate of his payroll deductions at any time during an Option Period. A Participant's payroll deduction designation rate may not be increased during an Option Period. The new payroll deduction rate will become effective for the next payroll period, provided that the next payroll period commences more than 15 days after receipt of the new authorization form. Any change to the rate of payroll deduction will continue for the remainder of the Option Period. Changes in the rate of payroll deductions are limited to one change during any Option Period.

         (e) LEAVES OF ABSENCE. During leaves of absence approved by the Plan Administrator and in compliance with the requirements of Treasury Regulation section 1.421-7(h)(2), a Participant may continue participation in the Plan at the stated amount in his payroll deduction election by making cash payments to the Company on his normal paydays equal to any reduction in his payroll deductions caused by his leave.

         (f) RE-ADMISSION TO PARTICIPATE AFTER TERMINATION OF PARTICIPATION. If a Participant's participation in the Plan is terminated due to his withdrawal from the Plan in accordance with the provisions of Section 3.3(a), the Participant shall be eligible to participate again in the Plan upon the expiration of the Option Period during which such Participant ceased participation and may participate in any subsequent Option Period by making an election to participate in accordance with the provisions of Section 3.2(a). If a Participant's participation in the Plan is terminated due to his termination of employment and he is subsequently re-employed by an Employer, he may participate in the Plan upon his re-employment if he satisfies the eligibility requirements of
         Section 3.1 and he elects to participate in the Plan in accordance with the provisions of Section 3.2(a).

3.3      TERMINATION OF PARTICIPATION.

         (a) WITHDRAWAL FROM PARTICIPATION. A Participant may withdraw completely from participation in the Plan at any time during an Option Period. To withdraw from the Plan, a Participant must deliver to the Plan Administrator a notice of withdrawal in a form and manner authorized by the Plan Administrator, and the notice of withdrawal must be delivered within the time period established by the Plan Administrator. After the Plan Administrator's receipt of the notice of withdrawal, the Participant's payroll deduction authorization and his interest in unexercised options under the Plan will terminate and the Participant's prior payroll deductions made under the Plan will be refunded to the Participant.

         (b) VOLUNTARY TERMINATION OF PARTICIPATION. A Participant may voluntarily terminate his participation in the Plan by lowering the rate of his payroll deductions to zero for the remainder of the Option Period, in accordance with the provisions of Section 3.2(d). A Participant who has decreased his rate of payroll deduction to zero will be deemed to continue as a Participant in the Plan until he withdraws from the Plan in accordance with the provisions of Section 3.3(a) or his participation is terminated in accordance with the provisions of Section 3.3(c). As long as the Participant continues as a Participant in the Plan, the amount accrued for the Participant under the Plan will be applied to the purchase of Common Stock at the end of the Option Period.

         (c) INVOLUNTARY TERMINATION OF PARTICIPATION.

                  (1) TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR DISPOSITION OF ASSETS, ETC. If the employment of a Participant terminates other than by retirement, death or as a result of a disposition of assets, a division or an entity or as a result of a plant closing, or if he is no longer eligible to participate in the Plan, his participation in the Plan shall, without any action on his part, automatically terminate as of the date of the termination of his employment or the date of the termination of his eligibility. The Employer will refund to the Participant the amount of the Participant's prior payroll deductions made under the Plan, and his interest in unexercised Options under the Plan shall terminate. A termination of employment does not include a transfer of employment among Employers or a transfer of employment to a venture or entity in which the Company or an Affiliate has an equity interest exceeding 50%.

                  (2) TERMINATION BY RETIREMENT. If a Participant is at least 55 years of age and has an aggregate of at least ten years of service with all Employers, he may retire from the Plan. The Participant may, at his election by written notice to the Plan Administrator, either (A) exercise his Option as of his termination date, in which event the Employer shall apply the amount accrued under the Plan at that time to the purchase at the Option Price of shares of Common Stock, including fractions, or (B) request payment of the Participant's prior payroll deductions made under the Plan at that time, in which event the Employer promptly shall make such payment, and thereupon the Participant's interest in unexercised Options under the Plan shall terminate. If the Participant elects to exercise his Option, the date of his termination shall be deemed to be the Date of Exercise for the purpose of computing the amount of the Option Price of the Common Stock.

                  (3) TERMINATION BY DEATH. If a Participant's employment is terminated by his death, any accrual under the Plan for the purchase of shares of Common Stock and any shares of Common Stock in the Participant's name shall be distributed to the Participant's Beneficiaries.

                  (4) TERMINATION AS A RESULT OF A DISPOSITION OF ASSETS, A DIVISION OR AN ENTITY OR A PLANT CLOSING. A Participant whose employment with his Employer is terminated as a result of a disposition of assets, a division or an entity or as a result of a plant closing may, at his election by written notice to the Plan Administrator, either (A) exercise his Option as of his termination date, in which event the Employer shall apply the amount accrued under the Plan at that time to the purchase at the Option Price of shares of Common Stock, including fractions, or (B) request payment of the Participant's prior payroll deductions made under the Plan at that time, in which event the Employer promptly shall make such payment, and thereupon the Participant's interest in unexercised Options under the Plan shall terminate. If the Participant elects to exercise his Option, the date of his termination shall be deemed to be the Date of Exercise for the purpose of computing the amount of the Option Price of the Common Stock. As determined by the Plan Administrator, a Participant shall be deemed to have terminated his employment with all Employers
                  (A) as a result of a disposition of assets, a division or an entity if such employment is terminated coincident with and as a result of the disposition by the Employer, the Company or their subsidiaries or Affiliates of assets, a division or any other business entity (regardless of form) in connection with a sale, exchange, merger or other business transaction, or (B) as a result of a plant closing if such employment is terminated coincident with and as a result of a significant manufacturing plant closing by the Employer, but not as a result of mere district changes or layoffs.

               ARTICLE 4: GRANT OF OPTIONS AND EXERCISE OF OPTIONS

4.1 GRANT OF OPTIONS. Following the effective date of the Plan and continuing for as long as the Plan remains in force, Options will be offered under the Plan to all Participants to purchase shares of Common Stock. Options shall be granted on the Date of Grant and shall be exercisable on the Date of Exercise. For each Participant, the number of shares of Common Stock, including fractions that may be purchased under his Option shall be the lesser of (a) the aggregate payroll deductions authorized by the Participant in accordance with Section 3.2(c) for the Option Period divided by the Option Price or (b) the amount specified in
Section 4.2, subject to the availability of a sufficient number of shares of Common Stock reserved for purchase under the Plan. In the event there are an insufficient number of shares reserved for purchase under the Plan, the number of shares purchased shall be adjusted as provided in Section 4.3.

4.2 LIMITATIONS ON THE GRANT OF OPTIONS. No Participant shall be permitted to purchase Common Stock under the Plan or under any other employee stock purchase plan of the Company or of any of its subsidiaries or related corporations at a rate which exceeds $25,000 in Fair Market Value of Common Stock (determined at the Date of Grant of the Option), and no Employee shall be granted Options for more than 2,500 shares under the Plan at the time the Option is granted (whether the Option Price is determined with reference to the Date of Grant or the Date of Exercise) for each calendar year in which any such Option granted to such Employee is outstanding at any time.

4.3 INSUFFICIENT NUMBER OF SHARES. If the number of shares of Common Stock reserved for purchase for any Option Period is insufficient to cover the number of shares which Participants elect to purchase during such Option Period, then the number of shares of Common Stock which each Participant has a right to purchase on the Date of Exercise shall be reduced to the number of shares of Common Stock which the Plan Administrator shall determine by multiplying the number of shares of Common Stock reserved under the Plan for such Option Period by a fraction, the numerator of which shall be the number of shares of Common Stock which the Participant elected to purchase during the Option Period and the denominator of which shall be the total number of shares of Common Stock which all Participants elected to purchase during such Option Period.

4.4 RESTRICTION UPON ASSIGNMENT. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the Participant's lifetime only by him. An Option may not be exercised to any extent except by the Participant. The Plan Administrator and the ESPP Administrator, if any, will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of his Option or of any rights under his Option.

4.5 EXERCISE OF OPTIONS; ESPP ACCOUNTS.

         (a) EXERCISE OF OPTIONS. Each Participant will be deemed, automatically, and without any act on his part, to have exercised his Option on each Date of Exercise to the extent that the amount accrued under the Plan is sufficient to purchase at the Option Price whole and fractional shares of the Common Stock, except that the number of shares of Common Stock purchased shall not exceed the limitations set forth in
         Section 4.2. The issuance of shares of Common Stock may be effected on a noncertificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         (b) ESPP ACCOUNTS. As soon as practicable on or before the Date of Exercise, the Plan Administrator shall deliver, or cause to be delivered, to the ESPP Administrator the information necessary to have the total number of shares of the Common Stock representing exercised Options in the aggregate (for both whole and fractional shares) deposited into the Participants' ESPP Accounts. The shares of Common Stock shall be allocated among the ESPP Accounts based on a fraction, the numerator of which is the amount accrued for a Participant under the Plan on the Date of Exercise and the denominator of which shall be the aggregate of the amounts accrued for all Participants under the Plan on the Date of Exercise. A Participant shall be free to dispose of the shares of Common Stock in his ESPP Account at any time, subject to the provisions of Sections 4.6 and 4.7 and subject to any administrative blackout periods.

                  Each Participant's ESPP Account shall be administered in accordance with procedures established from time to time by the ESPP Administrator.

4.6 WITHHOLDING OBLIGATIONS. At the time the Option is exercised, or at the time some or all of the Common Stock is disposed of, a Participant shall make adequate provision for local, state, federal and foreign withholding obligations of his Employer, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Employer may withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

4.7 NOTICE OF DISPOSITION. By becoming a Participant in the Plan, each Participant agrees to promptly give the ESPP Administrator, or in the absence of the ESPP Administrator, the Plan Administrator, notice of any shares of Common Stock disposed of within the later of (a) one year from the Date of Exercise and
(b) two years from the Date of Grant with respect to such Stock, and the notice shall include the number of shares of Common Stock disposed of and the Date of Exercise and the Date of Grant for the Common Stock.

4.8 DISPOSITIONS IN COMPLIANCE WITH SECURITIES LAWS. By becoming a Participant in the Plan, each Participant agrees that any dispositions of shares of Common Stock by such Participant shall be in compliance with the provisions of federal, state and foreign securities laws, including the provisions of Section 16(b) of the Exchange Act.

                  ARTICLE 5: PROVISIONS RELATED TO COMMON STOCK

5.1 SHARES RESERVED. Subject to the provisions of Section 5.5 (relating to adjustment upon changes in stock), the number of shares of Common Stock which may be sold pursuant to Options under the Plan shall not exceed in the aggregate 14,500,000 shares, and may be unissued shares, reacquired shares or shares bought on the market for purposes of the Plan.

5.2 NO RIGHTS OF STOCKHOLDER UNTIL EXERCISE. With respect to shares subject to an Option, a Participant shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder until the exercise of his Option. After the exercise of the Option, each Participant shall have full stockholder rights with respect to all shares of Common Stock in his ESPP Account, including, but not limited to, voting, dividend and liquidation rights. The ESPP Administrator shall establish procedures to facilitate the Participant's voting rights attributable to the Common Stock in his ESPP Account.

5.3 REGISTRATION OF SHARES OF COMMON STOCK. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

         The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

         The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon the exercise of the Options. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock in any particular jurisdiction, the Company shall be relieved from liability to any Participant, except to return to him the Participant's prior payroll deductions made under the Plan.

5.4 CERTIFICATES FOR SHARES. For shares of Common Stock maintained in ESPP Accounts, the ESPP Administrator shall establish procedures, including any applicable fees, for the delivery of a certificate representing the aggregate number of whole shares of Common Stock in a Participant's ESPP Account. In the absence of an ESPP Administrator, the Plan Administrator, in its sole discretion, may determine the method for delivering certificates for shares of Common Stock to Participants. At the time of the delivery of a certificate to
(a) a Participant, (b) a former Participant or (c) the Participant's or former Participant's Beneficiary or Beneficiaries, any fractional share of Common Stock in the Participant's or former Participant's ESPP Account shall be converted to cash, which shall be distributed to the Participant, former Participant Beneficiary or Beneficiaries.

5.5 CHANGES IN COMMON STOCK AND ADJUSTMENTS. The existence of the Plan and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the Company's stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the shares of Common Stock issued under the Plan) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         If there shall be any change in the shares of the Common Stock or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, the Board, in its sole discretion, to prevent dilution or enlargement of Participants' rights under the Plan, will take appropriate action to adjust accordingly the number of shares subject to the Plan and the number and Option Price of shares subject to existing Options.

                        ARTICLE 6: ADMINISTRATION OF PLAN

6.1 PLAN ADMINISTRATOR. The Company shall be the "Plan Administrator."

6.2 RESIGNATION AND REMOVAL. The members of the Committee shall serve at the pleasure of the Board; they may be officers, directors, or employees of the Company or any other individuals. At any time during his term of office, any member of the Committee or any individual serving as Plan Administrator may resign by giving written notice to the Board, such resignation to become effective upon the appointment of a substitute or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during its term of office, and for any reason, any member of the Committee or any individual serving as Plan Administrator may be removed by the Board.

6.3 RECORDS AND PROCEDURES. The Plan Administrator shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant, former Participant or any Beneficiary of any Participant or former Participant such records as pertain to that individual's interest in the Plan. If the Committee is performing duties as the Plan Administrator, the Committee shall designate the individual or individuals who shall be authorized to sign for the Plan Administrator and, upon such designation, the signature of such individual or individuals shall bind the Plan Administrator.

6.4 SELF-INTEREST OF PLAN ADMINISTRATOR. Neither the members of the Committee nor any individual Plan Administrator shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which any Committee member or individual Plan Administrator is so disqualified to act, the other members of the Committee shall decide the matter in which the Committee member or individual Plan Administrator is disqualified.

6.5 COMPENSATION AND BONDING. Neither the members of the Committee nor any individual Plan Administrator shall receive compensation with respect to their services on the Committee or as Plan Administrator. To the extent required by applicable law, or required by the Company, neither the members of the Committee nor any individual Plan Administrator shall furnish bond or security for the performance of their duties hereunder.

6.6 PLAN ADMINISTRATOR POWERS AND DUTIES. The Plan Administrator shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, and authority:

         (a) to make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Plan Administrator;

         (b) to establish procedures for the appointment of designated beneficiaries by Participants and former Participants;

         (c) to construe in its discretion all terms, provisions, conditions, and limitations of the Plan;

         (d) to correct, subject to the provisions of Section 8.2, any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan;

         (e) to employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Plan Administrator may deem necessary or advisable for the proper and efficient administration of the Plan;

         (f) to determine in its discretion all questions relating to eligibility; and

         (g) to determine whether and when a Participant has incurred a termination of employment and the reason for such termination.

6.7 RELIANCE ON DOCUMENTS, INSTRUMENTS, ETC. The Plan Administrator may rely on any certificate, statement or other representation made on behalf of the Company, any Employer, any Employee, any Participant, any former Participant or any Beneficiary, which the Plan Administrator in good faith believes to be genuine, and on any certificate, statement, report or other representation made to it by any agent or any attorney, accountant or other expert retained by it or the Company in connection with the operation and administration of the Plan.

                    ARTICLE 7: EXTENSION OF PLAN TO EMPLOYERS

7.1 ADOPTION BY EMPLOYERS.

         (a) With the written approval of the Plan Administrator, any entity that is an Affiliate may adopt the Plan by appropriate action of its board of directors or noncorporate counterpart, as evidenced by a written instrument executed by an authorized officer of such entity or an executed adoption agreement (approved by the board of directors or noncorporate counterpart of the Affiliate), agreeing to be bound by all the terms, conditions and limitations of the Plan except those, if any, specifically described in the adoption instrument, and providing all information required by the Plan Administrator. The Plan Administrator and the adopting Affiliate may agree to incorporate specific provisions relating to the operation of the Plan that apply to the adopting Affiliate only and shall become, as to such adopting Affiliate and its employees, a part of the Plan.

         (b) The provisions of the Plan may be modified so as to increase the obligations of an adopting Affiliate only with the consent of such Affiliate, which consent shall be conclusively presumed to have been given by such Affiliate unless the Affiliate gives the Company written notice of its rejection of the amendment within 30 days after the adoption of the amendment.

         (c) The provisions of the Plan shall apply separately and equally to each adopting Affiliate and its employees in the same manner as is expressly provided for the Company and its employees, except that the power to appoint or otherwise affect the Plan Administrator and the power to amend or terminate the Plan shall be exercised by the Company. The Plan Administrator shall act as the agent for each Affiliate that adopts the Plan for all purposes of administration thereof.

         (d) Any adopting Affiliate may, by appropriate action of its board of directors or noncorporate counterpart, terminate its participation in the Plan. Moreover, the Plan Administrator may, in its discretion, terminate an Affiliate's participation in the Plan at any time.

         (e) The Plan will terminate with respect to any Affiliate that has adopted the Plan pursuant to this Section if the Affiliate ceases to be an Affiliate or revokes its adoption of the Plan by resolution of its board of directors or noncorporate counterpart evidenced by a written instrument executed by an authorized officer of the Affiliate. If the Plan terminates with respect to any Affiliate, the employees of that Affiliate will no longer be eligible to be Participants in the Plan.

7.2 SINGLE PLAN. For purposes of the Code, the Plan as adopted by the Affiliates shall constitute a single plan rather than a separate plan of each Affiliate.

7.3 NO JOINT VENTURE IMPLIED. The document which evidences the adoption of the Plan by an Affiliate shall become a part of the Plan. However, neither the adoption of the Plan by an Affiliate nor any act performed by it in relation to the Plan shall ever create a joint venture or partnership relation between it and any other Affiliate.

                            ARTICLE 8: MISCELLANEOUS

8.1 USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. Notwithstanding any other Plan provisions to the contrary, in the event a Participant's employment with his Employer is terminated, and if at the time of such termination, the Participant owes money to any Employer, his Employer shall have the right, at its discretion prior to the exercise of the Participant's Option or the payment of the Participant's prior payroll deductions made under the Plan, to deduct any such monies from the funds to be paid to the Participant.

         No interest will be paid to any Participant with respect to funds held in the Plan or funds held in the ESPP Account.

8.2 AMENDMENT TO THE PLAN. The Board or the Compensation Committee may amend the Plan at any time and from time to time, subject to the limitation that approval by the vote of the holders of a majority of the outstanding securities of the Company entitled to vote shall be required to amend the Plan (i) to materially increase the benefits accruing to Participants under the Plan, (ii) to materially increase the number of securities which may be issued under the Plan, or (iii) to materially modify the requirements as to eligibility for participation in the Plan.

8.3 PLAN NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of the Plan is not a contract between the Employers and their employees that gives any employee the right to be retained in its employment. Likewise, it is not intended to interfere with the rights of any Employer to terminate an Employee's employment at any time with or without notice and with or without cause or to interfere with an Employee's right to terminate his employment at any time.

8.4 BENEFICIARY(IES). At the time of the Participant's or former Participant's death, (a) any cash in the Plan or (b) any cash or shares of Common Stock in the ESPP Account shall be distributed to such Participant's or former Participant's
(a) executor or administrator or (b) his heirs at law, if there is no administration of such Participant's or former Participant's estate. The Participant's or former Participant's executor or administrator or heirs at law, if there is no administration of such Participant's or former Participant's estate, shall be such Participant's or former Participant's Beneficiaries. Before any distribution is made, the Plan Administrator may require appropriate written documentation of (a) the appointment of the personal representative of the Participant's estate or (b) heirship.

8.5 SEVERABILITY. Each provision of this Agreement may be severed. If any provision is determined to be invalid or unenforceable, that determination shall not affect the validity or enforceability of any other provision.

8.6 BINDING EFFECT. This Agreement shall be binding upon any successor of the Company.

8.7 LIMITATION ON LIABILITY. Under no circumstances shall the Company incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to this Plan or the Company's role as Plan sponsor.

8.8 ARBITRATION. Any controversy arising out of or relating to the Plan, including without limitation, any and all disputes, claims (whether in tort, contract, statutory or otherwise) or disagreements concerning the interpretation or application of the provisions of the Plan, Employer's employment of Participant and the termination of that employment, shall be resolved by arbitration in accordance with the Employee Benefit Plan Claims Arbitration Rules of the American Arbitration Association (the "AAA") then in effect. Within ten (10) business days of the initiation of an arbitration hereunder, the Company and the Participant will each separately designate an arbitrator, and within twenty (20) business days of selection, the appointed arbitrators will appoint a neutral arbitrator from the AAA National Panel of Employee Benefit Plan Claims Arbitrators. The arbitrators shall issue their written decision (including a statement of finding of facts) within thirty (30) days from the date of the close of the arbitration hearing. The decision of the arbitrators selected hereunder will be final and binding on both parties. This arbitration provision is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 (or replacement or successor statute). Pursuant to Section 9 of the Federal Arbitration Act, the Company and any Participant agrees that any judgment of the United States District Court for the District in which the headquarters of the Company is located at the time of initiation of an arbitration hereunder shall be entered upon the award made pursuant to the arbitration. Nothing in this Section 8.8 shall be construed to, in any way, limit the scope and effect of Article 6. In any arbitration proceeding full effect shall be given to the rights, powers, and authorities of the Plan Administrator under Article 6.

8.9 GOVERNING LAW. All provisions of the Plan shall be construed in accordance with the laws of Texas, except to the extent preempted by federal law and except to the extent that the conflicts of laws provisions of the State of Texas would require the application of the relevant law of another jurisdiction, in which event the relevant law of the State of Texas will nonetheless apply, with venue for litigation being in Houston, Texas.

                                                               PLEASE
                                                              MARK HERE
                                                              FOR ADDRESS  [ ]
                                                              CHANGE OR
                                                              COMMENTS
                                                              SEE REVERSE SIDE

                                               FOR       WITHHELD
                                               all       from all
                                             nominees    nominees
1. Election of four Class III Directors
   to serve for three-year terms.              [ ]         [ ]
   01 Claire W. Gargalli
   02 James A. Lash
   03 James F. McCall
   04 Michael E. Wiley

For, except vote withheld from the following nominee(s):

----------------------------------------------------------

                                         FOR     AGAINST    ABSTAIN
2. Approval of amendment of the          [ ]       [ ]        [ ]
   Baker Hughes Incorporated
   Employee Stock Purchase Plan.

                                         FOR     AGAINST    ABSTAIN
3. Stockholder Proposal No. 1            [ ]       [ ]        [ ]
   regarding poison pills.

                                         FOR     AGAINST    ABSTAIN
4. Stockholder Proposal No. 2            [ ]       [ ]        [ ]
   regarding classified boards.

                                         FOR     AGAINST    ABSTAIN
5. Stockholder Proposal No. 3            [ ]       [ ]        [ ]
   regarding prohibition of stock
   option grants to senior executives.

                                         FOR     AGAINST    ABSTAIN
6. Stockholder Proposal No. 4 on         [ ]       [ ]        [ ]
   implementation of the MacBride
   Principles in Northern Ireland.

7. Such other business as may properly come before the meeting and any reconvened meeting after an adjournment thereof.

By checking the box to the right, I consent to future delivery of annual    [ ]
reports, proxy statements, prospectuses and other materials and stockholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future stockholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.


SIGNATURE
          -------------------------------

SIGNATURE
          -------------------------------


DATE
     ---------------------

PLEASE SIGN NAME(S) EXACTLY AS PRINTED HEREON. IN SIGNING AS ATTORNEY, ADMINISTRATOR, GUARDIAN OR TRUSTEE, PLEASE GIVE TITLE AS SUCH.

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o


                      VOTE BY INTERNET OR TELEPHONE OR MAIL

                          24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11 PM EASTERN TIME
                  THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
   IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

------------------------------------
             INTERNET
     http://www.eproxy.com/bhi

Use the Internet to vote your proxy.
Have your proxy card in hand when
you access the website. You will
be prompted to enter your control
number, located in the box below, to
create and submit an electronic
ballot.
------------------------------------

                OR

------------------------------------
              TELEPHONE
           1-800-435-6710

Use any touch-tone telephone to
vote your proxy. Have your proxy
card in hand when you call. You will
be prompted to enter your control
number, located in the box below,
and then follow the directions given.

------------------------------------

                OR

------------------------------------
             MAIL


       Mark, sign and date
         your proxy card
               and
        return it in the
      enclosed postage-paid
             envelope.

------------------------------------


                 IF YOU VOTE YOUR PROXY BY INTERNET OR TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                           BAKER HUGHES INCORPORATED
                     P.O. BOX 4740, HOUSTON, TX 77210-4740

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints M.E. Wiley and G.S. Finley as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Baker Hughes Incorporated held of record by the undersigned on March 5, 2003, at the Annual Meeting of Stockholders to be held on April 23, 2003, or any reconvened meeting after an adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE APPROVAL OF AMENDMENT OF THE BAKER HUGHES INCORPORATED EMPLOYEE STOCK PURCHASE PLAN, AND AGAINST EACH OF STOCKHOLDER PROPOSAL NOS. 1, 2, 3 AND 4. IF ANY OTHER MATTER SHOULD BE PRESENTED PROPERLY, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS NAMED HEREIN.


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    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
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                            o FOLD AND DETACH HERE o

              YOU CAN NOW ACCESS YOUR BAKER HUGHES ACCOUNT ONLINE.

Access your Baker Hughes stockholder account online via Investor
ServiceDirect(SM) (ISD).

Mellon Investor Services LLC, agent for Baker Hughes, now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number
(PIN), you are ready to log in and access your account to:

      o View account status            o View payment history for dividends

      o View certificate history       o Make address changes

      o View book-entry information    o Obtain a duplicate 1099 tax form

                                       o Establish/change your PIN


              VISIT US ON THE WEB AT http://www.melloninvestor.com
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.


STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification
Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social
Security Number (SSN) available to establish a PIN.

INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAILABLE
FOR U.S.-BASED INDIVIDUAL AND JOINT ACCOUNTS.

o SSN

o PIN

o Then click on the ESTABLISH PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.


STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access
your account please enter your:

o SSN

o PIN

o Then click on the SUBMIT button

If you have more than one account,
you will now be asked to select the
appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your
account information. Click on the
appropriate button to view or initiate
transactions.

o Certificate History

o Book-Entry Information

o Issue Certificate

o Payment History

o Address Change

o Duplicate 1099



              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME

                               (BAKER HUGHES LOGO)

                            NOTICE OF ANNUAL MEETING

                                 OF STOCKHOLDERS

                              AND PROXY STATEMENT


                                 APRIL 23, 2003

                            BAKER HUGHES INCORPORATED

                                3900 ESSEX LANE

                                 HOUSTON, TEXAS